SECOND AMENDED AND RESTATED
                    CONTINGENT MULTICURRENCY NOTE PURCHASE
                             COMMITMENT AGREEMENT


                          DATED AS JANUARY 15, 1998


                                   BETWEEN


                        STORAGE TECHNOLOGY CORPORATION


                                     AND


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

||                            TABLE OF CONTENTS
                                                                          Page

     ARTICLE I
     TRANSFERS AND PAYMENTS.................................................2

     1.01  Commitments to Sell and Purchase Notes...........................2
     1.02  Procedures for Entering Into Supplements.........................2
     1.03  Obligation to Sell and Purchase Notes; Notice of Borrowing;
           Delivery of Notes; Payment of Purchase Price.....................5
     1.04  Disbursement of Purchase Price into Collateral Account...........6
     1.05  Interest on Notes................................................6
     1.06  Facility Limit...................................................7
     1.07  Voluntary Termination of Facility; Reduction of Facility Limit...7
     1.08  Termination Date; Extension of Termination Date..................8
     1.09  Early Termination or Reduction Payments..........................8
     1.10  Amendment and Restatement of Existing Supplements...............10

     ARTICLE II
     REPAYMENT OF NOTES....................................................10

     2.01  Determination Date - Calculation of Determination Date Exchange
           Rate............................................................10
     2.02  Maturity Date Payment Procedures; Delivery of Revenue Deficiency
           Certificate; Payment of Unpaid Amounts..........................10
     2.03  Netting of Payments on Certain Issuance Dates...................13
     2.04  Payments and Computations, Etc..................................13

     ARTICLE III
     FEES AND YIELD PROTECTION.............................................13

     3.01  Fees............................................................13
     3.02  Yield Protection................................................14
     3.03  Inability to Determine Eurodollar Rate; Failure to Give Notice
           of Borrowing....................................................15
     3.04  Funding Losses..................................................15
     3.05  Taxes, Etc......................................................16
     3.06  Set-off.........................................................17

     ARTICLE IV
     CONDITIONS TO EFFECTIVENESS AND PURCHASES.............................17

     4.01  Conditions Precedent to Effectiveness...........................17
     4.02  Conditions Precedent to All Purchases of Notes..................18

                                                                         Page
     ARTICLE V
     REPRESENTATIONS AND WARRANTIES........................................19

     5.01  Representations and Warranties of Borrower......................19

     ARTICLE VI
     GENERAL COVENANTS OF BORROWER.........................................21

     6.01  Affirmative Covenants of Borrower...............................21
     6.02  Negative Covenants of Borrower..................................24

     ARTICLE VII
     TERMINATION EVENTS....................................................25
     7.01 Termination Events...............................................25
     7.02  Remedies........................................................27

     ARTICLE VIII
     INDEMNIFICATION; EXCULPATION..........................................29

     8.01  Indemnities by Borrower.........................................29
     8.02  Exculpation.....................................................30

     ARTICLE IX
     MISCELLANEOUS.........................................................30

     9.01  Amendments, Waivers, Etc........................................30
     9.02  Notices, Etc....................................................31
     9.03  Binding Effect; Assignability; Survival of Provisions...........31
     9.04  Governing Law...................................................31
     9.05  Costs, Expenses and Taxes.......................................32
     9.06  Execution in Counterparts.......................................32
     9.07  Confidentiality.................................................32
     9.08  Severability of Provisions......................................34
     9.09  Conflict in Agreement Documents.................................34
     9.10  Legal Representation of Parties.................................35
     9.11  Recording.......................................................35
     9.12  Judgments.......................................................35
     9.13  Submission to Jurisdiction......................................35
     9.14  Integration.....................................................36
     9.15  Liquidated Damages..............................................36
     9.16  Waiver of Jury Trial............................................36

                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------


SCHEDULE I               Definitions
SCHEDULE II              Purchase Dates, Related Determination Dates and
                         Related Maturity Dates
SCHEDULE III             Amendment and Restatement of Existing Supplements

EXHIBIT 1.01             Form of Promissory Note
EXHIBIT 1.02(b)          Form of Supplement
EXHIBIT 1.03(b)          Form of Notice of Borrowing
EXHIBIT 1.08(c)          Form of Amendment
EXHIBIT 2.02(c)          Form of Revenue Deficiency Certificate
EXHIBIT 4.01(e)(i)
and (ii)                 Form of Opinions of Counsel for Borrower
EXHIBIT 4.02(d)          Form of Officer's Certificate on Purchase Date
EXHIBIT 5.01(d)          Schedule of Litigation
EXHIBIT 6.01(g)(vii)     Form of Compliance Certificate

||

THIS SECOND AMENDED AND RESTATED CONTINGENT MULTICURRENCY NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of January 15, 1998, is between
                  ---------
STORAGE TECHNOLOGY CORPORATION, a Delaware corporation ("Borrower"), and
                                                          --------
BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BofA").
              ----


                                  RECITALS

A. Borrower and BofA have entered into, and may from time to time hereafter wish to enter into, Supplements pursuant to which Borrower has agreed, and will hereafter agree, to issue and sell to BofA, and BofA has agreed, and will hereafter agree, to purchase from Borrower, on the Purchase Dates specified in such Supplements, certain Notes issued by Borrower.

B. The issuance and sale of such Notes by Borrower, and the purchase of such Notes by BofA, are subject to the conditions set forth in that certain Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement dated as of August 15, 1997, by and between Borrower and BofA (the "Existing Agreement").
------------------

C.  Borrower and BofA desire to amend and restate the Existing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Existing Agreement is hereby amended and restated to read in its entirety as follows:


                       DEFINITIONS AND RELATED MATTERS

In this Agreement, unless otherwise specified:

(a) capitalized terms, "currency", and "foreign currency" are used as defined in Schedule I;
   ----------

(b) accounting terms shall be interpreted, and accounting determinations and computations made, in accordance with GAAP;

(c) references to any Article, Section, Exhibit or Schedule refer to such Article or Section of, or Exhibit or Schedule to, this Agreement, and references in any Article, Section or definition to any subsection or clause refer to such subsection or clause of such Article, Section or definition;

(d) "herein", "hereof", "hereto", "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Section, paragraph or provision of this Agreement;

(e) "including" means including without limitation, and other forms of the verb "to include" have correlative meanings;

(f) for purposes of calculating interest, any fee, discount or any other amount accrued over a period of time, the first day of such period shall be included and the last day excluded;

(g) a reference to any Person includes such Person's successors and assigns, unless such successors and assigns are not permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(h) a reference to any law, rule or regulation refers to such law, rule or regulation as amended from time to time and includes any successor law, rule or regulation; and

(i) captions are solely for convenience of reference and shall not affect the meaning of this Agreement.

                                  ARTICLE I
                           TRANSFERS AND PAYMENTS

SECTION 1.01  Commitments to Sell and Purchase Notes.  On the terms and
              --------------------------------------
subject to the conditions hereinafter set forth, from time to time on each Purchase Date occurring on or prior to the Termination Date, Borrower agrees to issue and sell to BofA, and BofA agrees to purchase from Borrower, promissory notes in the form of Exhibit 1.01 (each, a "Note"), duly completed
                                ------------           ----
and executed by Borrower to the order of BofA, each of which will be denominated in one or more foreign currencies (or, if provided in any amended Supplement, Dollars). Such Notes shall be in the respective principal amounts which are specified for each of such currencies in one or more Supplements relating to such Purchase Date which are entered into by Borrower and BofA from time to time. If Borrower and BofA wish to denominate all or a portion of any Note in a currency which is not listed in Annex 1 to Exhibit 1.02(b)
                                                 -------    ---------------
hereto, they may by mutual agreement specify such currency in the applicable Supplement. BofA and Borrower may, from time to time by mutual agreement, amend any Supplement to provide that all or any portion of any Note will be denominated in Dollars, by executing and delivering an appropriately completed Amendment.

SECTION 1.02  Procedures for Entering Into Supplements.
              ----------------------------------------

(a)  Certain Definitions.  As used herein:
     -------------------

(i)  "Purchase Date" means each date which is specified in a
       -------------
Supplement as a "Purchase Date", or, if any such date is not a Business Day, the immediately succeeding Business Day, provided, that no
                                         --------
Purchase Date of any Note may fall less than 28 days or more than 40 days prior to the applicable Maturity Date for such Note.

(ii)  "LIBOR Fixing Date" means, with respect to any Purchase Date,
       -----------------
the third Eurodollar Business Day preceding such Purchase Date.

(iii)  "Determination Date" means each date which is specified as a
       ------------------
"Determination Date" in Schedule II hereto, as in effect from time
                       ------------
to time, and is also designated in any Supplement as a Determination Date, or, if any such date is not a Business Day, the immediately preceding Business Day.

(iv)   "Maturity Date" means each date which is specified as a
       -------------
"Maturity Date" on Schedule II hereto, as in effect from time to
                   -----------
time, and is also designated in any Supplement as a Maturity Date, provided,
                                                                   --------
that:

(A) No Maturity Date shall fall less than four Eurodollar Business Days after the immediately preceding Determination Date, unless otherwise agreed by Borrower and BofA, it being hereby agreed that the Determination Date falling on December 23, 1998 will have a related Maturity Date falling on December 24, 1998;

(B) Borrower will specify Maturity Dates so that it will at all times be in compliance with the certifications set forth in Section 1.02(c)(v) and (vi);
                                                ---------------------------
and

(C) if any Maturity Date specified by Borrower would otherwise fall on a day that is not a Eurodollar Business Day, such Maturity Date shall fall on the immediately preceding Eurodollar Business Day.

In the event that the date specified as a Determination Date or a Maturity Date in Schedule II differs from the date so specified in any Supplement, the Supplement shall control.

(b)  Supplements.
     -----------

(i) Each agreement by the parties that Borrower will issue and sell to BofA, and that BofA will purchase from Borrower, one or more Notes hereunder shall be made pursuant to a supplement to this Agreement (a "Supplement")
                                                       ----------
entered into by the parties hereto from time to time,
not less than 35 days prior to the then Scheduled Termination Date, in substantially the form of Exhibit 1.02(b), specifying therein:
                        ---------------

(A) the aggregate principal amount, expressed in each of the applicable foreign currencies, of the Note to be issued and sold on each Purchase Date specified in such Supplement (each such amount of a particular foreign currency for a particular Purchase Date (or any Dollar amount which replaces such foreign currency amount pursuant to any amendment to such Supplement) being herein called a "Required Foreign Currency Amount");
                       --------------------------------

(B) the total Purchase Price in Dollars that BofA is to pay Borrower on each Purchase Date specified in such Supplement for the Note to be purchased by BofA on such Purchase Date pursuant to such Supplement;

(C) the Dollar portion of such total Purchase Price that is allocable to each Required Foreign Currency Amount for each such Purchase Date pursuant to such Supplement (each an "Allocated Purchase Price Amount"); and
                          -------------------------------

(D) the Determination Date and Maturity Date of any Note to be issued and sold on each Purchase Date specified in such Supplement.

Subject to clause (iii), the parties may enter into more than one
           ------------ Supplement with respect to any Purchase Date.

(ii) If Borrower wishes to enter into a Supplement, it will deliver to BofA by facsimile at the address specified in Section 9.02 a
                                          ------------
proposed Supplement, showing the Purchase Dates, Determination Dates, Maturity Dates and applicable Required Foreign Currency Amounts requested by Borrower for any Notes. Following BofA's receipt of such proposed Supplement, BofA will consult with Borrower and will notify it of the Allocated Purchase Price Amount that BofA is prepared to pay for the applicable Note on each applicable Purchase Date in respect of each Required Foreign Currency Amount shown on such proposed Supplement, and the total Purchase Price in Dollars that BofA is prepared to pay on each such Purchase Date. Such Allocated Purchase Price Amounts will be determined by BofA in good faith based on market conditions. If BofA and Borrower agree to each such Allocated Purchase Price Amount and total Purchase Price, they will enter into a Supplement reflecting such agreement. Neither Borrower nor BofA will have any obligation to agree to any proposed Allocated Purchase Price Amount or total Purchase Price. BofA will have no obligation to notify Borrower of any Allocated Purchase Price Amount for any Required Foreign Currency Amount proposed by Borrower if BofA informs Borrower that such Required Foreign Currency Amount is not freely available and commercially transferable in the relevant amount and currency at such time or for any other relevant time or period.

(iii) Notwithstanding anything contained herein to the contrary, neither BofA nor Borrower shall be obligated to enter into any Supplement at any time prior to, or in the absence of, agreement by Borrower and BofA of all terms and provisions thereof.

(c)  Certain Requirements which are Applicable to Supplements. By
     --------------------------------------------------------
proposing or entering into any Supplement, Borrower shall be deemed to have certified that, on the day of such proposal and the date of such Supplement:

(i)   the representations and warranties contained in Section 5.01
                                                     -------------
are correct on and as of the day of such proposal and the date of such Supplement as though made on and as of such days,

(ii) no Termination Event or Unmatured Termination Event exists or would result from entering into such Supplement,

(iii) the Termination Date shall not have occurred as of the date of such Supplement,

(iv) the latest Maturity Date under such Supplement would not fall after the Scheduled Termination Date,

(v) assuming issuance and sale by Borrower of all Notes then outstanding or contemplated by all Supplements then in effect, the payment by BofA of the total Purchase Prices contemplated by such Supplements will not cause the Aggregate Purchase Price to exceed the Facility Limit at any time, and

(vi) on the dates of such proposal and Supplement, the Borrower believes that the Borrower and its Subsidiaries taken as a whole will generate Dollar Equivalent Revenue during each Period to Maturity contemplated by such Supplement and all other Supplements then in effect which is at least equal to the aggregate of the Dollar Equivalent Principal Amounts of all Notes which are contemplated by all such Supplements to be outstanding during such Periods to Maturity, and, without limiting the foregoing, the Borrower has no reason to believe that any Unpaid Amount will exist at any time thereafter.

SECTION 1.03 Obligation to Sell and Purchase Notes; Notice of Borrowing;
             -----------------------------------------------------------
Delivery of Notes; Payment of Purchase Price.
--------------------------------------------

(a) Obligation to Sell and Purchase Notes.  Subject to Section 4.02, the
    -------------------------------------              ------------
execution and delivery of any Supplement shall obligate Borrower to issue and sell to BofA, and shall obligate BofA to purchase from Borrower, on each Purchase Date specified in such Supplement, a Note which (A) is in the principal amounts, and in the currencies, equal to the Required Foreign Currency Amounts specified in such Supplement for such Purchase Date, and (B) matures on the Maturity Date specified in such Supplement.

(b) Delivery of Notice of Borrowing.  Prior to 10:00 a.m. (San
    -------------------------------
Francisco) time, on the LIBOR Fixing Date applicable to any Purchase Date, Borrower will deliver a Notice of

Borrowing to BofA in the form of Exhibit 1.03(b) in respect of the Notes
                                 ---------------
which Borrower will issue and sell to BofA on such Purchase Date pursuant to all Supplements which are then in effect, provided, that if
                                          --------
Borrower anticipates that for any reason it will not issue and sell any of such Notes to BofA on such Purchase Date, it will notify BofA thereof in writing in reasonable detail prior to 10:00 a.m. (San Francisco time) on such LIBOR Fixing Date.

(c)  Delivery of Notes. Prior to 10:00 a.m. (San Francisco time) on each
     -----------------
Purchase Date, Borrower will deliver to BofA a duly completed Note in the currencies and principal amounts required by Sections 1.02 and 1.03(a).
                                            -------------     -------
Such Note may be delivered by facsimile, followed promptly by an original; provided, that such facsimile shall be binding and effective for
     --------  all purposes.

(d)  Payment of Purchase Price. By 11:30 a.m. (San Francisco time) on
     -------------------------
each Purchase Date, BofA shall, upon satisfaction of the applicable conditions set forth in Article IV, pay to Borrower in Dollars in immediately
                       -----------
available funds the Aggregate Purchase Price specified for such Purchase Date in all applicable Supplements, as such Supplements may be amended from time to time.

SECTION 1.04  Disbursement of Purchase Price into Collateral Account.
              ------------------------------------------------------
The Borrower will notify BofA in writing no later than 10:00 a.m. (San Francisco time) on each LIBOR Fixing Date of the amount to be deposited in the Collateral Account on the next succeeding Purchase Date in order to enable the Borrower to meet its obligations under Section 6.01(h).
                                                 ---------------

SECTION 1.05  Interest on Notes.
              -----------------

(a) The different portions of the principal amount of each Note may be denominated in different foreign currencies (or, if so provided in any amended Supplement, in Dollars), which will be set forth in Schedule I to such Note. Interest on each Note will be payable only in Dollars, notwithstanding the currencies in which the principal of such Note is denominated, and will be calculated (A) prior to the Maturity Date of such Note, on the Purchase Price thereof, and (B) on and after the Maturity Date thereof, on the Unpaid Amount thereof.

(b) Borrower will pay interest on each Note for each day during the period from the Purchase Date thereof until the Maturity Date thereof (the "Period to Maturity") at a rate per annum equal to the sum of (A) the
------------------         ---------
Eurodollar Rate (Reserve Adjusted) applicable to such Note plus (B) the
                                                           ----
Applicable Margin in effect from time to time, applied to the Purchase Price of such Note, calculated according to the following formula.

                         Interest = PP x (ERRA + AM)
                                   -----------------
                                           360


WHERE:

    PP = the Purchase Price of such Note in Dollars;

    ERRA = the Eurodollar Rate (Reserve Adjusted) for the applicable Period to Maturity; and

    AM = The Applicable Margin in effect on such day.


Such interest shall be payable on the Maturity Date of such Note.

(c) Borrower further agrees to pay interest on any Note where the circumstances specified in Section 3.03 apply, from the Purchase Date thereof until the Maturity Date thereof at a rate per annum equal to the Reference Rate, applied to the Purchase Price of such Note.

(d) Borrower further agrees to pay interest on any principal of (and, to the extent permitted by applicable law, interest on) any Note which is not paid (for any reason, including, without limitation, because the Dollar Equivalent Revenue generated by the Borrower and its Subsidiaries during any applicable period is less than the principal and accrued interest on such Note) on the Maturity Date thereof or (if earlier) on Early Termination, until such principal or interest is paid in full, at a rate per annum equal to the sum of the Reference Rate plus 2.0 percent, applied to (A) prior to the Maturity Date of such Note, the Purchase Price thereof, and (B) on and after such Maturity Date, the Unpaid Amount thereof.

(e) Borrower further agrees to pay interest on any amounts which are owing by Borrower to BofA from time to time pursuant to Section 1.09, Section 3.04
                                                  ------------  ------------
or 7.02(b) (irrespective of whether the Borrower is permitted to defer
   ------
payment of such amounts for any reason) from the applicable Early Termination Date or other date on which the obligation to pay such amount arises until such amount is paid in full, at a rate per annum equal to the Reference Rate plus 2.0 percent.
----

(f)   The "Applicable Margin" shall be 0.350%.
           -----------------

SECTION 1.06 Facility Limit. BofA shall not be obligated to purchase -------------- any Note on any Purchase Date to the extent that, after giving effect to such purchase, the Aggregate Purchase Price at such date would exceed the Facility Limit.

SECTION 1.07  Voluntary Termination of Facility; Reduction of Facility Limit
              -------------------------------------------------------------
(a) Borrower may, upon at least five days' (or ten days' in the case of a reduction to zero) prior irrevocable written notice to BofA, permanently reduce (including to zero) the Facility Limit; provided, that the Facility
                                               --------
Limit may not at any time be reduced by Borrower to an amount that is (A) less than the Aggregate Purchase Price then outstanding, or (B) less than the maximum outstanding Aggregate Purchase Price which would be outstanding at any time thereafter if all

Notes contemplated by all Supplements then in effect were purchased by BofA on their respective Purchase Dates.

(b)  Each partial reduction of the Facility Limit pursuant to clause (a)
                                                             ----------
shall be in an amount equal to $1,000,000 or an integral multiple thereof.

(c) In the event of any termination of the Facility, the parties shall make the Early Termination Payments specified in Section 1.09.
                                            ------------

(d) No Note may be prepaid prior to its Maturity Date unless such Note is accelerated following a Termination Event.

SECTION 1.08  Termination Date; Extension of Termination Date.  (a)  The
              -----------------------------------------------
"Termination Date" shall be the earliest to occur of (i) July 1, 1999 ---------------- (as such date may be extended from time to time, the "Scheduled Termination Date"), (ii) the last Maturity Date following the date
---------------------------
of a termination of the Facility in whole pursuant to Section 1.07(a), (iii)
                                                      ---------------
the date so declared pursuant to Section 7.02, and (iv) the date that
                                 ------------ occurs automatically pursuant
to Section 7.02.
   ------------

(b) Borrower, by written notice to BofA, may from time to time request that the Scheduled Termination Date be extended. Borrower may not make any such request more than once in any calendar quarter. Any such request shall be accompanied or preceded by a proposed revised Schedule II hereto, showing
                                              -----------  the proposed
additional Purchase Dates, Determination Dates and Maturity Dates which Borrower desires to make applicable during the period of the requested extension. No such proposal shall modify the Purchase Dates, Determination Dates, Maturity Dates, or Required Foreign Currency Amounts which are shown on any Supplement which is then in effect. BofA will use reasonable efforts to notify Borrower in writing, on or before the date which is 30 days after the receipt by BofA of such request from Borrower, as to whether BofA will consent to such extension and, if BofA does consent to such extension in writing, the conditions of such consent (including conditions relating to legal documentation). If BofA shall notify Borrower that it does not consent to such extension or if BofA fails to notify Borrower in writing of its consent to such request within such 30 day period, BofA shall be deemed to have not consented to such request and the Scheduled Termination Date shall not be so extended. Borrower acknowledges and agrees that the granting of any such request shall be in the sole and absolute discretion of BofA.

(c) If BofA is willing, in its sole discretion, to extend the Scheduled Termination Date as so requested by Borrower, the parties will enter into an amendment hereto in the form of Exhibit 1.08(c), including an amendment to
Schedule II  (collectively, an "Amendment"), to effect such
------------                    ---------  extension.

SECTION 1.09 Early Termination or Reduction Payments. (a) If the --------------------------------------- Termination Date occurs prior to the Scheduled Termination Date (such occurrence being herein referred to as an

"Early Termination"), then the rights and obligations of Borrower to issue
-----------------
and sell to BofA, and the rights and obligations of BofA to purchase, Notes shall terminate and be discharged in full with respect to all Purchase Dates that have not occurred prior to the Termination Date, provided, that
                                                      --------
notwithstanding such discharge and termination, the parties will remain obligated to make all payments set forth in this Section 1.09, and Sections
3.04, and 7.02(b).                               -----------       -------
------------

(b) Promptly following any Early Termination, the parties will make payments to each other, as applicable, calculated as set forth in Section 3.04(a) and
(b).                                                     --------------
---

(c) Upon the occurrence of an Early Termination, Borrower shall pay to BofA or BofA shall pay to Borrower (as applicable), at the times provided below, amounts calculated as follows (each an "Early Termination Payment"):
                                          -------------------------

(i) The date on which an Early Termination occurs is herein called the "Early Termination Date".
----------------------

(ii) BofA will calculate the gross Dollar amount that it would pay if it entered into forward contracts on the Early Termination Date for purchase by BofA for Dollars of all the Required Foreign Currency Amounts which, under all Supplements then in effect, relate to each of the Maturity Dates which have not yet occurred prior to the Early Termination Date (other than Maturity Dates of Notes which have been issued on or before the Early Termination Date), in each case with value dates that are the same as such Maturity Dates, and using rates determined by BofA in good faith based on market conditions;

(iii) BofA will calculate the sum of all the Dollar amounts calculated in clause (ii) that would be payable by it under all such ----------- forward contracts with respect to each Maturity Date.

(iv) If such aggregate Dollar amount for any Maturity Date is greater than the sum of the applicable Purchase Prices applicable to all the Notes which would have matured on such Maturity Date under all such applicable Supplements (other than Notes which have been issued on or before the Early Termination Date), Borrower will pay to BofA, within two Business Days after any demand therefor, the discounted present value of the excess, discounted from the applicable Maturity Date to the date on which such amount is paid at the Eurodollar Rate.

(v) If such aggregate Dollar amount for any Maturity Date is less than the sum of the applicable Purchase Prices applicable to all the Notes which would have matured on such Maturity Date under all such applicable Supplements (other than Notes which have been issued on or before the Early Termination
Date), BofA will pay to Borrower, within two Business Days after any demand therefor, the discounted present value of the absolute value of the deficiency, discounted from the applicable Maturity Date to the date on which such amount is paid at the Eurodollar Rate (Reserve Adjusted).

To the extent that payments are to be made by both Borrower and BofA on any day pursuant to this Section 1.09, Section 3.04, or Section 7.02(b), such
                    -------------  ------------     ---------------
payments will be netted against each other and only the net amount will be paid by the appropriate party. BofA will not be obligated to make any payment to Borrower pursuant to this Section 1.09 or Section 7.02(b) until
                                     ------------    ---------------
all Obligations then due and owing have been paid in full and all Unpaid Amounts and Non-Issuance Damage Amounts have been reduced to zero. BofA agrees to pay Borrower interest on any amounts owing by BofA to Borrower that are not paid pursuant to the preceding sentence for the period from: (A) the applicable Maturity Dates from which such amounts are discounted or on which such amounts are payable, as the case may be, to (B) the dates such amounts are paid, at the Federal Funds Rate from time to time in effect.

SECTION 1.10 Amendment and Restatement of Existing Supplements.  No
             -------------------------------------------------
Notes are outstanding under the Existing Agreement as of the date of this Agreement. As of the date of this Agreement, all Supplements which are outstanding under the Existing Agreement will be amended and restated to read in full as the Supplement attached hereto as Schedule III.
                                             ------------


                                 ARTICLE II
                             REPAYMENT OF NOTES

SECTION 2.01  Determination Date - Calculation of Determination Date Exchange
              ---------------------------------------------------------------
Rate. On each Determination Date, BofA will, after consultation with
----
Borrower, determine (in good faith, based on market conditions) the Determination Date Exchange Rate applicable to each Required Foreign Currency Amount contained in any outstanding Note that has a Maturity Date immediately following such Determination Date. While BofA will consult with Borrower in determining such rates of exchange, any determination by BofA of any Determination Date Exchange Rate shall be conclusive and binding on the parties for all purposes. Reference to the Maturity Date or any Determination Date Exchange Rate applicable to any Note shall mean the Maturity Date designated in the Supplement which originally created the obligation to issue such Note, and the Determination Date Exchange Rate applicable to such Maturity Date.

SECTION 2.02  Maturity Date Payment Procedures; Delivery of Revenue
              -----------------------------------------------------
Deficiency Certificate; Payment of Unpaid Amounts.
--------------------------------------------------

(a) On each Maturity Date, Borrower shall pay the principal amount of each Note which matures on such Maturity Date, plus all interest accrued
                                          ----
thereon to BofA, in immediately available funds, which payment shall discharge Borrower's obligation to pay the principal amount of and interest on the Notes which mature on such date and interest accrued thereon, provided, however, that, if the Borrower timely delivers to BofA a properly
--------  -------
completed Revenue Deficiency Certificate pursuant to Section 2.02(c),
                                                     ---------------
the Borrower shall only be obligated to repay the principal amount of any Notes on the Maturity Date of such Notes, and interest accrued thereon, to the extent of the aggregate Dollar Equivalent Revenue generated by the Borrower and its Subsidiaries during the Period to Maturity of such Notes.

(b) In the event that the Dollar Equivalent Revenue generated by the Borrower and its Subsidiaries during the Period to Maturity of all Notes which mature on any Maturity Date is less than the Dollar Equivalent Principal Amount of such Notes plus accrued interest thereon, all payments made by the Borrower on such Maturity Date in respect of such Notes shall be applied first to accrued interest and then to principal thereof. Any amount of principal remaining unpaid on such Notes after such Maturity Dates shall be converted into Dollars at the Determination Date Exchange Rates applicable to such Notes. The aggregate Dollar amount resulting from such conversion, plus any unpaid interest accrued on such Notes as of such Maturity Date, is herein referred to as the "Unpaid Amount".
                            -------------

(c)  Delivery of Revenue Deficiency Certificate.
     ------------------------------------------

(i) If the aggregate Dollar Equivalent Revenue generated by Borrower and its Subsidiaries during the Period to Maturity ending on any Maturity Date is less than the aggregate Dollar Equivalent Principal Amount of all Notes maturing on such Maturity Date, plus accrued interest thereon, then Borrower may defer its obligation to pay such principal and interest, to the extent of such deficiency, by delivering to BofA, prior to 9:00 a.m. (San Francisco time) on such Maturity Date, a certificate of Borrower's chief financial officer, treasurer or assistant treasurer in the form of Exhibit 2.02(c),
certifying that the                                     ---------------
aggregate Dollar Equivalent Revenue of the Borrower and its Subsidiaries generated during such Period to Maturity was less than the Dollar Equivalent Principal Amount of all Notes maturing on such Maturity Date, plus accrued interest thereon, and certifying the amount that will represent an Unpaid Amount in respect of each of such Notes, pursuant to Section 2.02(b) (a
"Revenue Deficiency Certificate").                   ---------------
 ------------------------------

(ii) If Borrower does not deliver a Revenue Deficiency Certificate to BofA before 9:00 a.m. San Francisco time on any Maturity Date, Borrower will be deemed to have certified that the Dollar Equivalent Revenue of the Borrower and its Subsidiaries during the Period to Maturity ending on such Maturity Date was at least equal to the Dollar Equivalent Principal Amount of all Notes maturing on such Maturity Date plus accrued interest thereon, and Borrower will be required on such Maturity Date to repay to BofA the aggregate principal amount of, and interest on, all Notes maturing on such Maturity Date.

(d)  Payment of Unpaid Amounts and Non-Issuance Damages Amount.
     ---------------------------------------------------------

(i) As long as any Unpaid Amount and/or Non-Issuance Damages Amount exists, Borrower will deliver to BofA on each succeeding date shown on Schedule II as
a "Maturity Date" and, following the last such date, on        -----------
    ----------- the last day of each calendar month

(or, if any such day is not a Business Day, on the next succeeding Business
Day) a certificate signed by Borrower's chief financial officer, treasurer or assistant treasurer showing the aggregate Dollar Equivalent Revenue generated by Borrower and its Subsidiaries, taken as a whole, after the Maturity Date or other date on which the Unpaid Amount or Non-Issuance Damages Amount arose. Concurrently with the delivery of such certificate, the Borrower will make payments to BofA in respect of such Unpaid Amount or such Non-Issuance Damages Amount and accrued interest thereon, to the full extent of such Dollar Equivalent Revenue, as provided in Section 2.02(d)(ii). If the
Borrower fails to                         -------------------
timely deliver such certificate, it will be obligated to pay such Unpaid Amount or Non-Issuance Damages Amount in full, together with accrued interest, on the date such certificate is due.

(ii) If any Unpaid Amount remains following the Maturity Date of any Note, or any Non-Issuance Damages Amount is outstanding the Borrower shall be obligated to make a payment in respect of such Unpaid Amount or Non-Issuance Damages Amount on each date on which the Borrower is required to deliver a certificate pursuant to Section 2.02(d)(i). The
                        ------------------
amount of such required payment in respect of such Unpaid Amount or Non-Issuance Damages Amount shall equal the amount of Dollar Equivalent Revenue, generated by the Borrower and its Subsidiaries during the period since the previous such certificate was required to be delivered or (in the case of the first such payment) since such Unpaid Amount or Non-Issuance Damages Amount first arose. Each such payment shall be applied first to accrued interest on such Unpaid Amount and/or Non-Issuance Damages Amount and thereafter to pay such Unpaid Amount and/or Non-Issuance Damages Amount in each case in the
order such amounts arose chronologically.   Such obligation shall continue
past the Scheduled Termination Date which is then in effect until the first anniversary of such Scheduled Termination Date. After such first anniversary, the Borrower will cease to be obligated to repay any remaining portion of such Unpaid Amount and/or Non-Issuance Damages Amount, and accrued interest thereon, to the extent that the Dollar Equivalent Revenue generated by the Borrower and its Subsidiaries, during the period from the Maturity Date on which such Unpaid Amount and/or Non-Issuance Damages Amount arose until such first anniversary, is less than such Unpaid Amount and/or Non-Issuance Damages Amount plus accrued interest thereon.

(e) All Revenue Included. The parties agree that the fact that -------------------- Revenue of the Borrower and its Subsidiaries is or
may be generated by a Subsidiary of Borrower and/or is or may be subject to reserves, returns, allowances, warranties, claims or other Adverse Claims shall not cause such Revenue to not be included in the Dollar Equivalent Revenue of the Borrower and its Subsidiaries for any period.

(f) Rescission or Return. Notwithstanding anything herein to the --------------------- contrary, the obligations of Borrower hereunder shall not be considered reduced by any payment to

BofA if, at any time, such payment is rescinded or must otherwise be returned for any reason.

(g)  Borrower's Option to Make Payment of Unpaid Amount or Non-Issuances
     -------------------------------------------------------------------
Damages Amount. If any Unpaid Amount or Non-Issuance Damages Amount shall --------------- (or would on any Maturity Date) be outstanding at any time, Borrower may, at its option, reduce such Unpaid Amount or Non-Issuance Damages Amount to zero (or prevent such Unpaid Amount from arising on such Maturity Date) by paying BofA such Unpaid Amount or Non-Issuance Damages Amount plus all accrued and unpaid interest thereon.

(h)  Payment Currencies.
     ------------------ Notwithstanding anything in this Agreement, it is of the essence under this Agreement that all amounts payable to BofA hereunder or in respect of any Notes shall be payable in Dollars as follows:

(i) Notwithstanding the currencies in which the principal amount of any Note is denominated, all principal of any Note which is paid on or before the Maturity Date thereof shall be paid in Dollars in an amount equal to the Dollar Equivalent Principal Amount thereof; and

(ii) All interest, all Unpaid Amounts, all Non-Issuance Damages Amounts, and all other amounts due hereunder shall also be paid in Dollars.

SECTION 2.03  Netting of Payments on Certain Issuance Dates.  If any
              ---------------------------------------------
Maturity Date is also a Purchase Date, then (provided, that all
                                             --------
conditions precedent to any purchase of a Note to be made on such date have been fulfilled prior to 10:00 a.m. (San Francisco time) on such date): (a) BofA will calculate the total amounts payable by Borrower in respect of such Maturity Date and by BofA and Borrower in respect of such Purchase Date, (b) such payments will be netted against each other, and (c) only the net amount will be paid by the appropriate party on such date. However, if by such time on such date any condition precedent to payment of the Purchase Price of a Note has not been fulfilled (including by non-receipt by BofA of any properly completed and executed Note or other document required hereby) then no such netting will be permitted and Borrower will be required to pay BofA on such Maturity Date the full amount payable under Section 2.02 in
                                            ------------
respect of such Maturity Date under all Notes maturing on such Maturity Date. Failure to pay such full amount which is due on such Maturity Date pursuant to Section 2.02 within three Business Days after such Maturity Date
   ------------
shall constitute a Termination Event under Section 7.01(a)(i).
                                           ------------------

SECTION 2.04  Payments and Computations, Etc.  All amounts to be paid or
              ------------------------------
deposited (A) to or for the account of BofA by Borrower hereunder or (B) to or for the account of Borrower by BofA hereunder, shall in each case be paid or deposited in accordance with the terms hereof no later than 11:30 a.m. (San Francisco time) on the day when due in Dollars in immediately available funds (i) if to BofA, at Account No. 1233183980 at Bank of America National Trust and Savings Association, Concord, California and (ii) if to Borrower, at account No. 4191706 at

Harris Trust and Savings Bank, Chicago, Illinois. Borrower shall pay to BofA interest on all amounts not paid or deposited when due (without giving effect to any grace period) until paid or deposited in full at 2% per annum
                                                          ---------
above the Reference Rate, payable on demand; provided, that such
                                             --------
interest rate shall not at any time exceed the maximum rate permitted by applicable law. Interest and all fees hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed.


                                 ARTICLE III
                          FEES AND YIELD PROTECTION

SECTION 3.01  Fees.  (a) Facility Fee. From the date hereof until the
              ----       ------------ Termination Date, Borrower shall pay to
BofA a facility fee ("Facility Fee") for each day in such period equal to (A) the excess of (i) the Facility Limit over (ii) the Aggregate Purchase Price on such day times (B) the Applicable Facility Fee Rate on such day divided by
(C) 360.  Such                                                     ----------
Facility Fee shall be paid quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

(b)  The "Applicable Facility Fee Rate" shall be .150% on any day.
          ----------------------------

SECTION 3.02  Yield Protection.  If (a) Regulation D of the Board of
              ----------------
Governors of the Federal Reserve System or (b) any Regulatory Change occurring after the date hereof:

(i) shall subject any Affected Party to any tax, duty or other charge with respect to its exercise of its rights or performance of its obligations under any Agreement Document, or shall change the basis of taxation of payments to any Affected Party of any amounts payable to it under any Agreement Document (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the jurisdiction in which such Affected Party's principal executive office is located); or

(ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, or deposits or obligations with or for the account of (or with or for the account of any affiliate of), or credit extended by, any Affected Party; or

(iii) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party; or

(iv) shall impose any other condition affecting any Affected Party in connection with any Agreement Document;

and the result of any of the foregoing is:

(x) to increase the cost to (or to impose a cost on) such Affected Party's participating in the transactions contemplated in any Agreement Document,

(y) to reduce the amount of any sum received or receivable by such Affected Party under any Agreement Document, or

(z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of such Affected Party as a consequence of its obligations arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then upon written notice by the applicable Affected Party to Borrower, Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate it for such increased cost or such reduction.
Such written notice shall include calculations thereof in reasonable detail and, in the absence of manifest error, be conclusive and binding upon Borrower. Such amounts will be payable by the Borrower without regard to the aggregate Revenues of the Borrower and its Subsidiaries.

SECTION 3.03  Inability to Determine Eurodollar Rate; Failure to Give Notice
              --------------------------------------------------------------
of Borrowing.  (a) If BofA shall have determined in good faith, that: (i)
------------
Dollar deposits are not available to banks such as BofA in the London interbank eurodollar market, or (ii) by reason of circumstances affecting the London interbank eurodollar market, adequate means do not exist for ascertaining the applicable Eurodollar Rate, or (iii) it would be contrary to any applicable law or regulation for the applicable interest rate to be determined based on the Eurodollar Rate, then BofA shall promptly so notify Borrower, which determination shall be conclusive and binding on Borrower, and, so long as such circumstances shall continue, Borrower shall pay interest to BofA as provided in clause (c).
                               ----------

(b) In addition, if Borrower shall fail for any reason to deliver a Notice of Borrowing to BofA prior to 10:00 a.m. (San Francisco time) on the LIBOR Fixing Date applicable to any Note, Borrower will be obligated to pay interest on such Note calculated as provided in clause (c).
                                                ----------

(c)  If any of the circumstances described in clause (a) or (b) above
                                              ----------    ---
are applicable on the Purchase Date of any Note, Borrower shall pay to BofA on the Maturity Date of such Note interest on such Note, calculated for each day during the period from such Purchase Date to such Maturity Date at a rate per annum equal to the Reference Rate, applied to the Purchase Price of --------- such Note.

SECTION 3.04 Funding Losses. (a) In the event BofA shall incur any -------------- loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds obtained by BofA in order to fund its purchase of Notes from Borrower) as a result of:

(i) any termination of the Facility or any reduction of the Facility Limit pursuant to Section 1.07 or the occurrence of an Early
            ------------ Termination, to the extent not included in the Early Termination Payments paid pursuant to Section 1.09;
                                      ------------

(ii) the failure by Borrower to issue and sell to BofA any Note which Borrower is required to issue and sell under the terms of this Agreement;

(iii) any failure of the Borrower to issue and sell to BofA any Note as a result of the failure of the Borrower to meet any condition precedent to such sale; or

(iv) the failure by Borrower, for whatever reason, to pay in full to BofA on any Maturity Date or any date thereafter all amounts which are due on such date under any Note pursuant to Section 2.02, or the
                                ------------ payment by Borrower of any
amount in respect of any Note on any day other than the applicable Maturity
Date,

then, upon written notice by BofA to Borrower, Borrower shall pay directly to BofA such amount as will reimburse BofA for such loss or expense. Such written notice shall include calculations thereof in reasonable detail and shall, in the absence of manifest error, be conclusive and binding on Borrower.

(b) (i) Without limiting the foregoing, if for any reason Borrower fails on any Purchase Date to issue and sell to BofA a Note having principal amounts at least equal to the Required Foreign Currency Amounts applicable to such Purchase Date (including without limitation any such failure which arises from any failure to fulfill a condition precedent to such issuance and sale), then on the Maturity Date which would have been applicable to such Note, if issued, Borrower will pay to BofA as liquidated damages for BofA's loss of profit for Borrower's breach of its agreement to issue and sell such Note for the Purchase Price applicable thereto (or its failure to fulfill any such condition precedent as the case may be) an amount (the "Non-Issuance Damages
                                                        -------------------
Amount") equal to the excess, if any, of: (A) the Dollar Equivalent Principal Amount which would have been applicable to such Note, over (B) the Purchase Price applicable to such Note. Such damages are payable in addition to, but without duplication of, any other amounts payable by Borrower hereunder. Notwithstanding the foregoing, if the sole reason for Borrower's failure to sell such Note to BofA was that the Borrower failed to fulfill a condition precedent to such sale because any previously issued Note had not been paid in full as a result of the Borrower and its Subsidiaries having not generated Dollar Equivalent Revenue equal to the Dollar Equivalent Principal Amount thereof, such Non-Issuance Damage Amount owing by the Borrower shall accrue interest at the rate set forth in Section 1.05(d), and
                                        ---------------
shall be payable only to the extent of Dollar Equivalent Revenue generated by the Borrower and its Subsidiaries during the period from the originally scheduled Purchase Date of such Note until the first anniversary of the Scheduled Termination Date, as set forth in Section 2.02(d). The
                                           ----------------
first such payment of a

Non-Issuance Damages Amount shall be made by the Borrower on the originally scheduled Maturity Date for such Note, and subsequent damage payments shall be made by the Borrower as set forth in Section 2.02(d) until such Non-
                                        ---------------
Issuance Damages Amount plus accrued interest at the rate set forth in
Section 1.05(d) have been paid in full (but subject to the conditions in --------------- Section 2.02(d)).
                 ---------------

(ii)  If on any Maturity Date the amount set forth in clause (i) (B)
                                                      --------------
above is greater than the amount set forth in clause (i)(A) above, then,
                                              -------------
provided that no Termination Event or Unmatured Termination Event shall have occurred and be continuing, BofA will pay the amount of such excess to the Borrower on such Maturity Date.

SECTION 3.05  Taxes, Etc.  Borrower hereby covenants that all payments
              ----------
by Borrower to BofA in respect of any Obligation shall be made without any set-off or counterclaim, and free and clear of and without deduction or withholding for or on account of, any present or future Taxes now or hereafter imposed on Borrower or BofA (as applicable) with respect to such payments by any governmental or other authority, except to the extent that such deduction or withholding is compelled by applicable laws, rules or regulations. As used herein, the term "Taxes" shall include all excise and
                                        -----
other taxes of whatever nature imposed on Borrower or BofA (as applicable) with respect to such payments (other than taxes generally assessed on the overall net income of BofA imposed by the jurisdiction in which BofA's principal executive office is located), as well as all levies, imposts, duties, charges or fees of whatever nature.

If Borrower is compelled by applicable laws, rules or regulations to make any such deduction or withholding, Borrower will:

(a) pay to the relevant authorities the full amount required to be so withheld or deducted;

(b) pay to BofA such additional amounts as may be necessary in order that the net amount received by BofA, after such deduction or withholding (including any required deduction or withholding on such additional amounts) shall equal the amount BofA would have received had no such deduction or withholding been made; and

(c) promptly forward to BofA an official receipt or other documentation satisfactory to BofA evidencing such payment to such authorities.

Moreover, if any Taxes are directly asserted against BofA with respect to any payment made in respect of any Obligation, BofA may pay such Taxes, and Borrower agrees promptly to pay such additional amount (including, without limitation, any penalties, interest or expenses) as may be necessary in order that the net amount received by BofA after the payment of such taxes (including any Taxes on such additional amount) shall equal the amount BofA would have received had no such Taxes been asserted. Such amounts will be payable without regard to the aggregate Revenues of the Borrower and its Subsidiaries.

SECTION 3.06 Set-off. BofA is hereby authorized upon the occurrence of ------- any Termination Event, to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), subject to
Section 2.02,
------------ any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter maintained with BofA. To the extent that Obligations become due and owing as a result of the generation of Revenues by the Borrower and its Subsidiaries, BofA may make such appropriation and application as, and to the extent, such Revenues are generated.


                                 ARTICLE IV
                  CONDITIONS TO EFFECTIVENESS AND PURCHASES

SECTION 4.01  Conditions Precedent to Effectiveness.  The effectiveness
              -------------------------------------
 of this Agreement is subject to the condition precedent that BofA shall have received the following, each in form and substance satisfactory to BofA:

(a)  Original executed copies of this Agreement;

(b) Original executed copies of the Collateral Account Agreement, together with such UCC-1 Financing Statements and other notices and filings relating thereto as BofA may require;

(c) A certificate of the Secretary or an Assistant Secretary of Borrower, certifying (i) as to resolutions of Borrower's Board of Directors approving this Agreement and the transactions contemplated herein, (ii) as to the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Agreement Documents to be delivered by it hereunder (on which certificate BofA may conclusively rely until such time as BofA shall receive from Borrower a revised certificate), (iii) that the copy of the Certificate of Incorporation of Borrower delivered to BofA pursuant to
Section 4.01(b)(iii) of the Contingent Multicurrency Note Purchase Commitment Agreement dated as of December 12, 1996 by and between Borrower and BofA (the "December Agreement") is a true, correct and complete copy of the Certificate ------------------ of Incorporation of Borrower duly filed with the Secretary of State of its state of incorporation as in effect on the date hereof, and
(iv) that the copy of the Bylaws of Borrower delivered to BofA pursuant to
Section 4.01(b)(iv) of the December Agreement is a true, correct and complete copy of the Bylaws of Borrower as in effect on the date hereof;

(d) A good standing certificate for Borrower issued by the Secretary of State of its state of incorporation and dated as of a recent date;

(e) Opinions of counsel for Borrower, of Shearman & Sterling and of Lizbeth
J. Stenmark, Esquire, substantially in the forms of Exhibits 4.01(e)(i) and
                                                    ------------------------
(ii), respectively.
----

(f) All of the costs and expenses due and payable pursuant to Section 9.05, if then invoiced; and

(g) Such other approvals, opinions or documents as BofA may reasonably request.

SECTION 4.02  Conditions Precedent to All Purchases of Notes.  The
              ----------------------------------------------
obligation of BofA to purchase any Note and to pay the Purchase Price thereof on any Purchase Date shall be subject to the further conditions precedent that:

(a) On any Purchase Date, after giving effect to any payments to be made with the proceeds of the Notes to be issued on such Purchase Date, no Unpaid Amount shall exist or continue to exist on any Note, and no Revenue Deficiency Certificate shall have been delivered indicating that an Unpaid Amount will be created on such Purchase Date.

(b) BofA shall have received such Note, in the principal amounts in the applicable currencies specified in Sections 1.02 and 1.03(a), duly
                                  -------------     ------- completed and
executed on behalf of Borrower and satisfactory in form and substance to BofA,

(c) The aggregate amount of cash and Qualifying Investment (or in the case of Qualifying Investments, principal equivalent amount) contained in the Collateral Account (including any proceeds of payment of the Purchase Prices of Notes on such Purchase Date which are to be disbursed into the Collateral Account pursuant to Section 1.04) shall be
                    ------------ not less than the aggregate of the Purchase Prices of all Notes which are outstanding or to be issued on such Purchase Date.

(d) BofA shall have received a certificate from the chief financial officer, treasurer or assistant treasurer of Borrower in the form of Exhibit 4.02(d),
and                                                         ---------------

(e) on the date of such purchase the following statements shall be true (and Borrower, by accepting the Purchase Price, shall be deemed to have certified that):

(i)  the representations and warranties contained in Section 5.01 are correct
                                                      -----------
on and as of such day as though made on and as of such day,

(ii) no Termination Event or Unmatured Termination Event (except, if permitted by Section 7.02(e) a Change of Control
             --------------- Termination Event) exists or would result from such purchase,

(iii) after giving effect to such purchase, the Aggregate Purchase Price at such time will not exceed the Facility Limit, and

(iv)  the Termination Date shall not have occurred.

                                  ARTICLE V
                       REPRESENTATIONS AND WARRANTIES

SECTION 5.01  Representations and Warranties of Borrower.  Borrower
              ------------------------------------------
 represents and warrants as follows:

(a) Organization and Good Standing. Borrower is validly existing as a ------------------------------ corporation in good standing under the laws of its state of incorporation and possesses all necessary licenses and approvals, and is duly qualified to do business in each jurisdiction in which the nature of its business requires such licenses and approvals to own its properties and to conduct its business or in which the failure so to qualify would have a Material Adverse Effect.

(b) Power, Authorization and Non-Contravention. The execution, delivery ------------------------------------------- and performance by Borrower of the Agreement Documents to which it is a party (a) are within Borrower's corporate powers, (b) have been duly authorized by all necessary corporate action, (c) do not contravene (i) Borrower's charter or by-laws, (ii) any contractual restriction binding on or affecting Borrower or any of its property (except where such contravention would not give rise to any Material Adverse Effect or render any Agreement Document unenforceable against Borrower or its creditors), or (iii) any law, rule, regulation, order, judgment, injunction, decree, determination or award binding on or affecting Borrower or its property, (d) do not result in the imposition of any Adverse Claim on any of Borrower's material properties and (e) do not require any authorization, approval or other action by, or notice to or filing with, any Governmental Authority or regulatory body or any other Person.

Without limiting the generality of the foregoing, (A) Borrower had at all relevant times, and now has, all necessary power, authority and legal right to issue and sell the Notes and to incur and perform its obligations under the Notes and the other Agreement Documents, (B) the use of funds obtained by Borrower under this Agreement will not violate any of Regulations G, T, U and X of the Federal Reserve Board, and (C) Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

(c) Binding Obligations. This Agreement constitutes, and each Note and -------------------- each other Agreement Document to which Borrower is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

(d) Litigation. There is no action, suit or proceeding pending or, to ---------- the best of Borrower's knowledge, threatened in any court or a governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (i) except as set forth on Exhibit
                                                                 ---------
5.01(d) that relates to Borrower or any of its
------

Subsidiaries or any of the properties of Borrower or any of its Subsidiaries and that, if adversely determined, could create a Material Adverse Effect, or
(ii) that relates to any aspect of the transactions contemplated by this Agreement.

(e) No Material Adverse Effect. Since September 26, 1997, no event or -------------------------- occurrence that individually or in the aggregate is reasonably likely to have a Material Adverse Effect has occurred, other than as disclosed on Borrower's quarterly report on Form 10-Q dated as of November 7, 1997 for the period ended September 26, 1997 and press releases disseminated by Borrower and made available to BofA prior to the date hereof.

(f) Accuracy of Information. All written information supplied by or on ----------------------- behalf of Borrower to BofA for purposes of or in connection with any Agreement Document or any transaction contemplated herein or therein is true, complete and accurate in all material respects and such information is not incomplete by omitting to state a material fact or any fact necessary to make the statements contained therein not misleading in any material respect on the date as of which such information is dated.

(g) Taxes. Borrower has filed or caused to be filed all tax returns and ------ reports required by applicable laws, rules and regulations to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing, except any such taxes, assessments or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

(h) Compliance with Applicable Laws. Borrower is in compliance with the ------------------------------- requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, and including Environmental Laws, tax laws and laws with respect to ERISA and laws, rules and regulations applicable to the Contracts), a violation of any of which, individually or in the aggregate for all such violations, would be reasonably likely to have a Material Adverse Effect.

(i) ERISA. Borrower and its ERISA Affiliates have not incurred and are ------ not reasonably expected to incur any material liability in connection with any Plan, other than ordinary liabilities for benefits; neither Borrower nor any ERISA Affiliate has incurred or is reasonably expected to incur any material Withdrawal Liability to any Plan; and no Plan of Borrower or any ERISA Affiliate is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.


                                 ARTICLE VI
                        GENERAL COVENANTS OF BORROWER

SECTION 6.01 Affirmative Covenants of Borrower. Until the first day --------------------------------- following the Termination
Date on which all Notes and other Obligations are paid in full in cash (or, in the case of Notes, Borrower has ceased to be obligated to repay each outstanding Unpaid Amount), Borrower will:

(a) Compliance with Laws, Etc. Comply, and cause each of its -------------------------- Subsidiaries to comply, in all material respects with all applicable laws (including Environmental Laws), rules, regulations, permits, orders, consent decrees and judgments binding on Borrower and its Subsidiaries, except where failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(b) Preservation of Corporate Existence and Name. (i) Preserve and --------------------------------------------- maintain, and cause its
Material Subsidiaries to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation; and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction, except where the failure to maintain a franchise or privilege or to remain qualified would not have a Material Adverse Effect.

(c) Audits. At the expense of Borrower, upon reasonable prior notice at ------ any time and from time to time during regular business hours, permit, and cause its Subsidiaries to permit, BofA or its agents or representatives (i) to examine and make copies of and abstracts from the records of, and (ii) to visit the offices and properties of, Borrower, and to discuss matters relating to the Revenue of Borrower and its Subsidiaries or Borrower's performance hereunder with any of the officers or employees of Borrower, provided, that unless a Termination Event or Unmatured Termination
Event     -------- shall have occurred and be continuing, only one such audit in any calendar year shall be at the expense of Borrower.

(d) Keeping of Records and Books of Revenue. Maintain at all times --------------------------------------- accurate and complete books, records and accounts (including, without limitation, with respect to the Revenue of the Borrower and its Subsidiaries), in which timely entries shall be made.

(e) Taxes. Pay and discharge, and cause its Subsidiaries to pay and ------ discharge, all taxes and governmental charges imposed upon it or its properties, prior to the date on which penalties attach thereto, if failure to pay such taxes or governmental charges could reasonably be expected to have a Material Adverse Effect; except any such tax or charge which is being contested in good faith and by appropriate proceedings if such contest shall operate to stay the Material Adverse Effect of any such nonpayment.

(f) Generation of Revenue.  Use, and cause its Subsidiaries to use,
 .   --------------------- commercially reasonable efforts to manage its and their business operations so that it and they will, during each Period to Maturity which ends on a Maturity Date, generate Revenue sufficient to cause the Borrower to be required to repay in full any and all principal of and interest on Notes maturing on such Maturity Date.

(g) Reporting Requirements of Borrower.  Furnish to BofA:
    -----------------------------------

(i) Quarterly Financials. As soon as available and in any event -------------------- within 55 days after the end of each fiscal quarter (except the fourth fiscal quarter of any fiscal year), consolidated balance sheets of Borrower and its Subsidiaries as of the end of such fiscal quarter and consolidated statements of operations and cash flows of Borrower and its Subsidiaries for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, in each case in reasonable detail and duly certified (subject to year-end audit adjustments and without footnotes) by the chief financial officer, treasurer or assistant treasurer of Borrower as having been prepared in accordance with GAAP (applied on a consistent basis).

(ii) Annual Financials. As soon as available and in any event ----------------- within 120 days after the end of each fiscal year, a copy of Borrower's annual report on Form 10-K (or any successor form in substantially the same format) for such fiscal year of Borrower and its Subsidiaries, including therein a consolidated balance sheet of Borrower and its Subsidiaries as of the end of such fiscal year and consolidated statements of operations and cash flows of Borrower and its Subsidiaries for such fiscal year, certified in a manner acceptable to BofA by independent public accountants of nationally recognized standing acceptable to BofA. Borrower acknowledges that (without limitation) BofA is relying upon the financial statements delivered from time to time pursuant to this Agreement, including the annual audited financials referenced in this Section;

(iii) Termination Events. Within five Business Days after Borrower ------------------ discovers the occurrence of any Termination Event or Unmatured Termination Event continuing on the date of such statement, a statement of a Responsible Officer setting forth details of such Termination Event or Unmatured Termination Event and the action that Borrower proposes to take with respect thereto;

(iv) ERISA Event. Promptly and in any event within ten days after ----------- a Responsible Officer of Borrower or any ERISA Affiliate
knows or has reason to know that any material ERISA Event has occurred, a statement of a Responsible Officer of Borrower describing such ERISA Event and the action, if any, that Borrower or such ERISA Affiliate proposes to take with respect thereto;

(v)   Proceedings.  Promptly after a Responsible Officer of
      ----------- Borrower becomes aware of the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower or any of its Subsidiaries of the type described in Section 5.01(d);
   ---------------

(vi) SEC Reports. Promptly after the sending or filing thereof, ----------- copies of all reports on Form 10-K, 10-Q or 8-K that
Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor;

(vii)  Compliance Certificate.  Concurrently with the delivery of
      ---------------------- the financial statements referred to in clauses
(g)(i) and (g)(ii),                                                  -------
------     ------- a Compliance Certificate executed by the chief
financial officer, treasurer or assistant treasurer of Borrower; and

(viii) Other Information. Such other information respecting the ----------------- business or properties or the condition, financial or otherwise, or operations of Borrower or any of its Subsidiaries as BofA may from time to time reasonably request.

BofA agrees that delivery to BofA under the Bank Credit Agreement of any of the documents required by this clause (g) (other than clauses (g)(iii) and
                               ----------             ----------------
(g)(vii)) shall satisfy Borrower's obligation to deliver such documents -------- hereunder.

Notwithstanding the foregoing, upon the occurrence and during the continuance of a Termination Event or an Unmatured Termination Event, Borrower will, and will cause its Subsidiaries to, provide to BofA additional information and any and all of the above information more frequently to the extent requested by BofA.

(h)  Maintenance of Collateral Account.
     ---------------------------------

(i)  Borrower agrees to:

(A) as specified in the Collateral Account Agreement, maintain the Collateral Account at BofA;

(B) execute and deliver to BofA the Collateral Account Agreement in form and substance satisfactory to BofA covering all cash, Cash Equivalent Investments and other investments which are from time to time maintained in the Collateral Account (which investments shall be in form and substance approved by BofA at the time such Collateral Account Agreement is delivered, shall be of the Required Credit Quality, and shall, if required by BofA, be made in the name of BofA);

(C) (i) on each Purchase Date, deposit or maintain cash and other such Qualifying Investments in such Collateral Account at BofA in an aggregate amount (or, in the case of Qualifying Investments, principal equivalent amounts) which is not less than the aggregate of the Purchase Prices of all Notes which are outstanding or to be issued on such Purchase Date (after giving effect to any Notes which will be repaid on such day) and (ii) not withdraw any amounts or investments from such Collateral Account except as permitted by the Collateral Account Agreement;

(D) deliver to BofA such consents as may be required under the Bank Credit Agreement (and all other agreements or instruments affecting Borrower) to the delivery of such Collateral Account Agreement and collateral; and

(E) deliver to BofA such resolutions, incumbency certificates, opinions of counsel and other documents as BofA may require with respect to authorization, enforceability, legality, perfection, lack of conflict and other matters required by BofA with respect to such Collateral Account Agreement and the collateral covered thereby.

SECTION 6.02 Negative Covenants of Borrower. Until the first day ------------------------------ following the Termination Date on which all Notes and other Obligations are paid in full in cash (or, in the case of Notes, the Borrower has ceased to be obligated to repay each outstanding Unpaid Amount), Borrower will:

(a) Consolidated Net Income. Not permit (i) any Consolidated Net Loss ----------------------- or Consolidated Operating Loss of the Borrower
and its Subsidiaries to occur for each of any two consecutive Fiscal Quarters (calculated as of the last day of each such Fiscal Quarter); or (ii) Consolidated Net Loss or Consolidated Operating Loss of the Borrower and its Subsidiaries for any Fiscal Quarter to be greater than $25,000,000; provided
that in determining                                                ---------
the Consolidated Net Loss or Consolidated Operating Loss for any fiscal quarter for the purposes of subparagraphs (i) and (ii) of this Section
                                                               -------
6.02(a) there shall be excluded the amount equal to costs and expenses ------- arising from or related to mergers and acquisitions consummated by the Borrower and its Subsidiaries and recognized in accordance with GAAP; provided, further, that all such amounts recognized shall be accounted for in --------------- the fiscal quarter in which the relevant merger or acquisition is consummated.


                                 ARTICLE VII
                             TERMINATION EVENTS

SECTION 7.01 Termination Events. Each of the following events shall be ------------------ a "Termination Event" hereunder:
                                       -----------------

(a) any amount payable by Borrower under any Note or any other Agreement Document is not paid to the extent required by this Agreement (subject to any limitations set forth in Section 2.02), when due hereunder,
                          ------------- which failure continues for: (i)
three Business Days, in the case of any payment required to be made on any Maturity Date, or (ii) except as set forth in clause (c), ten Business Days,
in the case of any other payment hereunder;   ----------

(b) Any representation or warranty made or deemed to be made by Borrower under or in connection with any Agreement Document, or any other information or report delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made;

(c) Borrower: (i) shall fail on any Purchase Date to issue and sell to BofA Notes having principal amounts equal to all Required Foreign Currency Amounts applicable to such Purchase Date, and (ii) shall thereafter fail to make any payment required by (but subject to the limitations set forth in) Section 3.04, and such failure to make such payment shall continue for five ----- ---- Business Days;

(d) Borrower shall fail to perform any term, covenant or agreement contained in Section 6.02;
   -------------

(e) Borrower shall fail to perform any term, covenant or agreement contained in Section 6.01(h), or BofA shall for any reason at any time not
   --------------- have a first priority perfected security interest in the Collateral Account and all cash, monies, and investments contained therein;

(f) Borrower shall fail to perform or observe any term, covenant or agreement contained in any Agreement Document (excluding the terms, covenants and agreements described above in Sections 7.01(a), (c), (d) and (e)), which
                                  -----------------  ---  ---     ---
failure continues unremedied for thirty days after written notice by BofA to Borrower;

(g) (i) Borrower or any of its Subsidiaries shall fail to pay any principal of, premium or interest on, or any other amount payable in respect of, (A) any Debt outstanding under the Bank Credit Agreement, or (B) any other Debt outstanding in a principal or notional amount of at least $25,000,000 in the aggregate (but excluding Debt arising hereunder) when the same becomes due and payable (whether by scheduled maturity, required prepayment, redemption, purchase, defeasance, cash collateralization, acceleration, demand or otherwise), and such failure shall continue (x) after the applicable grace period, if any, in the case of a non-payment of principal or (y) for five Business Days after the applicable grace period, if any, in the case of non-payment of any other amount, in each case specified in the agreement or instrument relating to such Debt and shall not have been cured or waived;
(ii) any failure to make any payment or any other breach, default or other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt (including the Bank Credit Agreement), if the effect of such failure, event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to become due and payable (whether by required prepayment (other than by a regularly scheduled required prepayment), purchase, redemption, defeasance, cash collateralization, acceleration, demand or otherwise) or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, prior to its scheduled maturity, and, unless such Debt has been accelerated or otherwise has become due and payable prior to its scheduled maturity, such failure, event or condition continues for ten Business Days after any grace period specified in the applicable agreement or instrument relating to such Debt; or (iii) any default, termination event, repurchase event or like event by or relating to Borrower or any of its Affiliates shall have occurred under any agreement (other than an Agreement Document) that involves a commitment of $25,000,000 or more and provides for (x) the sale, assignment or factoring of accounts receivables or (y) any other structured financing or off-balance sheet financing and, in the case of any such default, termination event or like event, shall have continued for the grace period, if any, applicable thereto, and as a result (A) in the case of clause (x)
                                                               ----------
next above, the obligation to purchase, take by assignment or factor such receivables shall have been terminated or the transferee of receivables shall have the right (with or without the passage of time or the giving of notice, or both) to terminate such obligation or (B) in the case of clause (y) next
                                                            ----------
above, the obligations of the other party or parties to such other structured financing or off-balance sheet financing shall terminate or such other party or parties shall have the right to terminate such obligations;

(h) A Bankruptcy Event with respect to Borrower or any of its Material Subsidiaries shall occur;

(i) There shall occur any event which materially and adversely affects the ability of Borrower to perform its obligations under any Agreement Document;

(j)  The Internal Revenue Service shall file notice of a lien pursuant to
Section 6323 of the Internal Revenue Code with regard to any of the assets of Borrower and such lien shall not have been released within 30 days, or the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of Borrower or any of its Affiliates;

(k)  Any Change in Control shall occur;

(l) Any judgments, decrees, or orders shall be rendered against Borrower or any of its Material Subsidiaries in excess of $15,000,000 in the aggregate and which are not, within a period of 30 days, either satisfied or stayed pending appeal;

(m) Any Agreement Document shall (except in accordance with its terms), in whole or in part, cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower, any of its Affiliates or any such Person shall deny that it has any obligation thereunder; and

(n) Any "Termination Event", as defined in the Receivables Transfer Agreement, shall occur and be continuing, provided, that if the only such
                                          -------- "Termination Event" is a
Change in Control Termination Event, BofA's remedies will be limited as set forth in Section 7.02(e).
        ----------------

SECTION 7.02 Remedies. (a) Upon the occurrence of a Termination Event -------- (other than a Termination Event described in Section
7.01(h) with respect to Borrower), BofA may by notice to Borrower declare the ------- Termination Date to have occurred. The Termination Date shall be deemed to have occurred automatically upon the occurrence of a Termination Event described in Section 7.01(h) with respect to Borrower.
                   ---------------

(b) Upon the occurrence of the Termination Date as a result of the occurrence of any Termination Event,

(i)  the commitment of BofA to purchase Notes hereunder shall terminate;

(ii) BofA may declare the unpaid principal amount of all outstanding Notes, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Agreement Documents to be immediately due and payable, all without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower;

(iii) BofA shall compute, as liquidated damages, the Early Termination Payment to be paid in connection with the Termination Date pursuant to
Section 1.09, together with any amounts payable to BofA
------------ pursuant to Section 3.04(a), and any amounts payable by Borrower
                        --------------- pursuant to Section 3.04(b) and such
amounts shall become                               ---------------
immediately due and payable by Borrower; provided, that no Early
                                         -------- Termination Payment shall
be paid to Borrower that results from the occurrence of the Termination Date unless and until all Unpaid Amounts and Non-Issuance Damages Amounts have been reduced to zero and all Obligations shall have been finally and fully paid and performed in full and in cash; and provided, further, that
notwithstanding any such                   --------  -------
declaration of the Termination Date, payments of principal of and interest on Notes which are outstanding on the Termination Date, and any Unpaid Amounts which may arise in respect thereof or any Non-Issuance Damages Amount outstanding, shall be payable only to the extent of Dollar Equivalent Revenues generated by the Borrower and its Subsidiaries as provided in
Section 2.02.
 ------------

(c) Upon termination of the Facility pursuant to this Section, BofA shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under applicable laws, which rights shall be cumulative.

(D) BORROWER ACKNOWLEDGES AND AGREES THAT THE OBLIGATION OF BOFA TO PURCHASE NOTES HEREUNDER IS A "FINANCIAL ACCOMMODATION", WITHIN THE MEANING OF 11 U.S.C. '365(C)(2) (1994) (OR ANY AMENDED OR SUCCESSOR VERSION THEREOF) AND THAT BOFA, BY EXECUTION AND DELIVERY AND/OR PERFORMANCE OF THIS AGREEMENT, IN NO MANNER WAIVES THE BENEFITS OF SUCH STATUTE OR OF ANY OTHER PROVISION OF THE BANKRUPTCY CODE IN THE EVENT OF A SUBSEQUENT BANKRUPTCY OF BORROWER, BUT THAT ANY TERMINATION OF BOFA'S OBLIGATION HEREUNDER SHALL NOT RELIEVE BORROWER OF ANY OBLIGATION TO MAKE ANY EARLY TERMINATION PAYMENT OR OTHER PAYMENT DUE HEREUNDER

(e)   (i) Notwithstanding the foregoing, if (A) a Termination Event under
Section 7.01(k) or (B) a Termination Event under Section 7.01(f) resulting
---------------                             ---------------
from a breach of Section 6.01(b)(i) that is caused only by a Change in
                 ------------------ Control (each a "Change in Control
Termination Event") shall have                  -----------------------------
------ occurred, then, (but only if and so long as no other Termination Event shall occur or be continuing) BofA's remedies with respect to such Change in Control Termination Event shall be limited as set forth in this clause (e).
                                                               ----------

(ii) If, following such Change in Control Termination Event, each Surviving Entity shall have ratified and agreed to be bound by this Agreement and the Agreement Documents to the same extent as Borrower, and shall have taken such steps as BofA may require to continue the effectiveness and perfection of the security interests contemplated by the Collateral Account Agreement, all by documents in form and substance satisfactory to BofA, then BofA (A) will not specify an Early Termination and (B) will continue to accept and pay the Purchase Price for Notes on each Purchase Date as provided in this Agreement and any Agreement Document, provided, that (1) all conditions precedent to
such                        -------- purchase and such payments that are set
forth in Section 4.02
         ------------ (other than the absence of a Change in Control Termination Event) have been met, (2) the credit rating (or implied credit rating) given by S&P to the senior unsecured and uncredit-enhanced long term debt of each Surviving Entity is not lower than the credit rating or implied credit rating that S&P gave to such debt of Borrower immediately prior to such Change in Control, (3) if S&P does not issue a credit rating or implied credit rating for any such debt of any Surviving Entity, then, in the reasonable opinion of BofA, the combined financial condition of the Surviving Entities is not materially worse than that of Borrower prior to such Change in Control, and (4) each Surviving Entity shall have delivered to BofA a certificate, signed by the chief financial officer or treasurer of such Surviving Entity, certifying that such Surviving Entity believes that, during each Period to Maturity contemplated by all Supplements which are then in effect, such Surviving Entity will generate sufficient Revenue so that it will be obligated to pay all Notes contemplated by such Supplements which are scheduled to mature at the end of such Periods to Maturity.

(iii) The term "Surviving Entity" means, with respect to any Change
                ---------------- in Control, (A) Borrower, if Borrower survives such Change in Control, (B) any Person with or into which Borrower is merged or consolidated, if Borrower does not survive such Change in Control, (C) any Person that, following such Change in Control, owns beneficially, directly or indirectly, securities (or securities which are convertible into such securities) representing more than 50% of the combined voting power of all securities entitled to vote in the election of directors of Borrower or any Person with or into which Borrower is merged or consolidated, and (D) any Person or Persons to which all or substantially all of Borrower's assets have been transferred.

(iv) Nothing herein shall obligate BofA to enter into any Supplement following any Change in Control Termination Event.


                                ARTICLE VIII
                        INDEMNIFICATION; EXCULPATION

SECTION 8.01 Indemnities by Borrower. Without limiting any other ----------------------- rights which any Indemnified Party may have hereunder or under applicable law, Borrower hereby agrees to indemnify each of BofA and each of its Affiliates, each of its and their respective successors, transferees and assigns and all of its and their officers, directors, shareholders, controlling persons, employees and agents (each an "Indemnified Party"), forthwith on demand, from and against any and
          ----------------- all damages, losses, claims (whether on account of settlements or otherwise), judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements and the allocated costs of in-house counsel, if any (all of the foregoing being collectively called "Indemnified Amounts") that may be incurred by or
                     -------------------
asserted against any Indemnified Party in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding (whether or not an Indemnified Party is a party thereto) arising out of, related to or in connection with, any Contract, Agreement Document or the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom; provided that no Indemnified Party
--------- shall be indemnified under this Section
8.01 with respect to (i) matters for      -------
---- which such Indemnified Party has been compensated pursuant to any other provision of this Agreement or (ii) Indemnified Amounts caused by or resulting from the gross negligence or willful misconduct of such Indemnified Party as finally determined by a court of competent jurisdiction. If any action is brought against any Indemnified Party with respect to any Contract, such Indemnified Party shall promptly notify Borrower in writing of the institution of such action and Borrower shall thereupon have the right, at its option, to elect to assume the defense of such action. If Borrower so elects, it shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such Indemnified Party) and payment of expenses. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Borrower in connection with the defense of such action or (ii) Borrower shall not have properly employed counsel reasonably satisfactory to such Indemnified Party to have charge of the defense of such action, in which case such fees and expenses shall be paid by Borrower. If such Indemnified Party shall have reasonably concluded (based upon the advice of counsel) that the representation by one counsel of the Indemnified Party and Borrower creates a conflict of interest for such counsel, the reasonable fees and expenses of such counsel shall be borne by Borrower and Borrower shall not have the right to direct the defense of such action on behalf of the Indemnified Party (but shall retain the right to direct the defense of such action on behalf of Borrower). Anything in this Section 8.01 to the contrary notwithstanding,
                             ------------ Borrower shall not be liable for
the fees and expense of more than one counsel for any Indemnified Party in any jurisdiction as to any Indemnified Amounts or for any settlement of any Indemnified Amounts effected without its written consent. All Obligations of Borrower under this Section 8.01 shall
                    ------------ survive the making and repayment of the Obligations and the termination of this Agreement.

If for any reason the indemnification provided in this Section 8.01 is
                                                       ------------
unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Borrower shall contribute to such Indemnified Party the maximum amount that can be paid to such Indemnified Party as a result of such loss, claim, damage or liability.

SECTION 8.02 Exculpation. Notwithstanding anything contained herein to ----------- the contrary, no Indemnified Party shall be liable to Borrower or any other Person in any manner in respect of any Indemnified Amounts awarded against or incurred by Borrower, any of its Affiliates, any of its and their respective successors, transferees and assigns or any of its and their officers, directors, shareholders, controlling persons, employees and agents (each a "Borrower Party"), in each case arising out of or in
connection with     -------------- or by reason of, or in connection with the
preparation for a defense of, any investigation, litigation or proceeding (whether or not a Borrower Party is a party thereto) arising out of, related to or in connection with, any Contract or Agreement Document or the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom (collectively a "Borrower Matter") except to the extent that a
court of competent            --------------- jurisdiction finally determines
that such Indemnified Amounts were caused by or resulted from the gross negligence or willful misconduct of such Indemnified Party. In no event, however, shall the Indemnified Parties be liable for any indirect, special, punitive, exemplary or consequential damages that may be incurred by or asserted against any Indemnified Party in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any Borrower Matter.


                                 ARTICLE IX
                                MISCELLANEOUS

SECTION 9.01 Amendments, Waivers, Etc. No amendment, modification or ------------------------ waiver of any provision of this
Agreement or any other Agreement Document nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by (a) Borrower and BofA (with respect to an amendment or modification) or (b) BofA (with respect to a waiver or consent by it) or Borrower (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Subject to the foregoing, any Agreement Document (including Schedule II hereto, Schedule III hereto, Annex
I to Exhibit 1.02(b), and any   -----------    ------------          --------
    --------------- Supplement) may be modified at any time by mutual written consent of the parties, and, if required by BofA in its discretion as a condition of its consent, the payment of such amendment fees as may be agreed by the parties. No failure or delay on the part of BofA or any Indemnified Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law.

SECTION 9.02  Notices, Etc.  All notices and other communications
              ------------ provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto given in accordance with this Section 9.02.  All such notices and
                                     ------------ communications shall be
effective, (a) if personally delivered, when received, (b) if sent by certified mail, five Business Days after having been deposited in the mail, postage prepaid and properly addressed, (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, and (d) if sent by overnight courier, two Business Days after having been given to such courier unless sooner received by the addressee; provided that notwithstanding the
foregoing, notices and                   -------- communications pursuant to
Article I and Article II shall not be effective
---------     ---------- until received.

SECTION 9.03  Binding Effect; Assignability; Survival of Provisions.
              -----------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of Borrower and BofA and their respective successors and assigns, and the provisions of Sections 3.02 and Article VIII shall inure to the benefit of
--------------     ------------ BofA and the Indemnified Parties,
respectively, and their respective successors and assigns. Borrower shall not assign any of its rights hereunder or any interest herein without the prior written consent of BofA. BofA may not, without the prior written consent of Borrower (which consent may not be unreasonably withheld or delayed), assign its rights and obligations hereunder at any time to any Person, except that BofA may, without such consent, assign any of such rights or obligations (i) to any present or future Affiliate of BofA, and also (ii) at any time when any Termination Event or any Unmatured Termination Event described in Section 7.01(h) shall have occurred and be continuing, to any
             --------------
Person selected by BofA. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date following the Termination Date on which any Unpaid Amount shall have been reduced to zero and all Notes and other Obligations that have ever been outstanding hereunder have been finally and fully paid and performed or, in the case of Notes, the Borrower has ceased to be obligated to pay each outstanding Unpaid Amount. The rights and remedies with respect to any breach of any representation and warranty made by Borrower pursuant to Article V and the indemnification and
payment                              --------- provisions of Article VIII and
Sections 3.02, 3.05 and 9.05 shall be                       ------------
-------------  ----     ---- continuing and shall survive any termination of
this Agreement.

SECTION 9.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND ------------- CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS
OF THE STATE OF CALIFORNIA.

SECTION 9.05 Costs, Expenses and Taxes. In addition to its obligations ------------------------- under Article VIII, Borrower agrees
to pay to BofA and the other                 ------------ Indemnified Parties
on demand:

(a) all reasonable out-of-pocket and other costs and expenses in connection with the preparation, execution, delivery and administration of the Agreement Documents, including the reasonable fees and expenses of counsel (including local counsel and the allocated costs of in-house counsel, if any) for BofA and the other Indemnified Parties with respect thereto, and all costs and expenses, if any (including reasonable counsel fees and expenses (including local counsel and the allocated costs of in-house counsel, if any)), in connection with the enforcement of the Agreement Documents, or any claim of breach of contract, breach of warranty or any other breach of any Agreement Document or any tort claim relating to any of the foregoing;

(b) all present and future stamp and other taxes and governmental fees and charges payable or determined to be payable in connection with the execution, delivery, filing, recording or performance of the Agreement Documents (other than taxes on the overall net income of the Person that is requesting payment under this Section 9.05), and agrees to indemnify each
           ------------ such Person against all penalties and interest with respect to or resulting from such taxes, charges and fees and against all other liabilities with respect to or resulting from any delay in paying or omission to pay such taxes, charges and fees;

(c) all reasonable costs and expenses of BofA in connection with performing any of the obligations of Borrower under or in connection with the Agreement Documents; and

(d) all other reasonable costs and expenses and all taxes incurred by BofA in connection with the auditing of Borrower's books relating to the Borrower's performance of this Agreement and the Notes, and the Revenues of the Borrower and its Subsidiaries, by certified public accountants at any time, provided, that unless a Termination Event or Unmatured Termination
      -------- Event shall have occurred and be continuing, or any Unpaid Amount shall exist, Borrower shall only be required to reimburse BofA for the cost of one such audit in each calendar year.

SECTION 9.06 Execution in Counterparts. This Agreement may be executed ------------------------- in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same Agreement.

SECTION 9.07 Confidentiality. (a) Borrower acknowledges that BofA --------------- regards the structure of the transactions contemplated by this Agreement to be proprietary, and Borrower agrees that:

(i) it will not disclose without the prior consent of BofA (other than to Borrower's directors, employees, auditors, counsel or affiliates (collectively, "Borrower Representatives"), each of whom shall be
                 ------------------------ informed by Borrower of the
confidential nature of the Information (as defined below) and of the terms of this Section 9.07), (A) detailed information regarding, or copies of, the
     ------------ Agreement Documents and the attachments thereto or any transaction specifically contemplated herein or therein, except to other financial institutions providing services or funds to Borrower who enter into a confidentiality agreement with respect to the Agreement Documents and the above-described attachments and the transactions specifically contemplated herein and therein (which agreement shall be satisfactory in form and substance to BofA) and who agree not to copy or duplicate the structure of the transactions contemplated by this Agreement or otherwise to use the information described above that is so disclosed to them for any purpose other than their credit evaluations of Borrower or (B) any information regarding BofA, which information is furnished by BofA to Borrower and which is designated by

BofA to Borrower in writing as confidential or as not otherwise available to the general public (the information referred to in clauses (A) and (B) is collectively called the "Information"); provided that -----------------
                          -------- Borrower may disclose any such Information
as may be required or requested by or to any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over Borrower or in order to comply with any law, order, regulation, regulatory request or ruling applicable to Borrower;

(ii) except as provided above, it will use the Information solely to evaluate, administer and enforce the transactions contemplated by the Agreement Documents and to make any necessary business judgments with respect thereto; and

(iii) upon reduction of each Unpaid Amount to zero and final payment in full of all Obligations, it will, upon demand, return (and cause each of the Borrower Representatives to return) to BofA all documents or other written material received from BofA and all copies thereof made by Borrower which contain the Information.

(b) BofA acknowledges that Borrower regards certain information with respect to Borrower to be confidential, and BofA agrees that:

(i) it will not disclose without the prior consent of Borrower (other than to the assignees, participants, proposed assignees, proposed participants, directors, employees, auditors, counsel, agents or affiliates (collectively, the "BofA Representatives") of BofA, each of
      -------------------- whom shall be informed by BofA of the confidential nature of Borrower Information (as defined below) and of the terms of this
Section 9.07), (A) any financial, business, marketing or strategic
------------
information with respect to Borrower which is not otherwise available to the general public and which has been designated in writing by Borrower as "secret" or "confidential" or which has been orally designated by Borrower as confidential, which designation is confirmed in writing by Borrower within seven days, (B) the identity of the parties from whom the Revenues were generated, or (C) any other information regarding Borrower which is furnished by Borrower to BofA and which is designated by Borrower to BofA in writing (or orally, confirmed in writing within seven days) as "secret", "confidential" or as not otherwise available to the general public (the information referred to in clauses (A), (B) and
                           -----------  ---(C) is collectively called the
"Borrower Information"); provided          ---
 --------------------    -------- that BofA may disclose any such Borrower
Information as may be required or requested by or to any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over BofA or in order to comply with any law, order, regulation or ruling applicable to BofA;

(ii) except as set forth above, it will use Borrower Information solely for the purpose of evaluating, administering and enforcing the transactions contemplated by the Agreement Documents and making any necessary business judgments with respect thereto; and

(iii) upon reduction of each Unpaid Amount to zero and final payment in full of all Obligations, it will, upon demand, return (and cause each of the BofA Representatives to return) to Borrower all documents or other written material received from Borrower in connection with clause (b)(i) above and
all copies thereof made by BofA which             -------------
contain Borrower Information, provided, that BofA may keep such
                              -------- materials, subject to the
confidentiality provisions hereof, as required by applicable law or regulation.

(c) This Section 9.07 shall be inoperative as to such portions of the ------------ Information or Borrower Information (as applicable)
which are or become generally available to the public or to a party to this Agreement on a nonconfidential basis or were known to a party to this Agreement on a nonconfidential basis prior to its disclosure by a party to this Agreement.

(d) In the event that Borrower or anyone to whom Borrower or any of the Borrower Representatives transmits the Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigation demand or similar process) to disclose any of the Information, Borrower will provide BofA with prompt written notice so that BofA may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 9.07. In the event that
                                        ------------ such protective order or
other remedy is not obtained, or BofA waives compliance with the provisions of this Section 9.07, Borrower will furnish
         ------------ only that portion of the Information which is legally required to be furnished and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

(e)   This Section 9.07 shall survive termination of this Agreement.
          ------------

SECTION 9.08 Severability of Provisions. If any covenants, agreements, -------------------------- provisions or terms of any Agreement
Document shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable and shall in no way affect the validity or enforceability of the other provisions of or any Agreement Document.

SECTION 9.09 Conflict in Agreement Documents. If there is any conflict ------------------------------- between this Agreement and any other Agreement Document, this Agreement and such other Agreement Document shall be interpreted, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, this Agreement shall prevail and control.

SECTION 9.10 Legal Representation of Parties. This Agreement and the ------------------------------- other Agreement Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Agreement Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof. Without limiting the generality of the foregoing, Borrower acknowledges that it has made an independent determination to enter into the transactions contemplated by the Agreement Documents and has not relied on any representation or other assurance by or on behalf of BofA regarding any legal, tax, accounting or other treatment or effect of such transactions.

SECTION 9.11 Recording. Borrower understands and agrees that BofA in --------- its sole discretion may record, on tape or otherwise, any telephone conversation between Borrower and BofA. Borrower hereby agrees and consents to such tape recording and waives any right Borrower may have to object to the admissibility into evidence of such recording in any legal proceeding between Borrower and BofA or in any other proceeding to which Borrower is a party or in which BofA's records are subpoenaed. BofA shall not be required to transcribe such recordings or maintain such recordings or any transcripts thereof.

SECTION 9.12 Judgments. To the extent permitted by applicable law, if --------- any judgment or order expressed in any currency other than Dollars is rendered (i) for the payment of any amount owing in respect of this Agreement, or (ii) in respect of a judgment or order of another court for the payment of any such amount, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Dollars received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Dollars received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results (A) from any variation between the rate of exchange at which Dollars are converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into Dollars, to purchase Dollars with the amount of the currency of the judgment or order actually received by such party, or (B) such party not receiving (after such conversion) the full amount of Dollars to which it is entitled hereunder. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into Dollars.

SECTION 9.13 Submission to Jurisdiction. BORROWER HEREBY IRREVOCABLY -------------------------- SUBMITS TO THE JURISDICTION OF ANY
CALIFORNIA STATE OR FEDERAL COURT SITTING IN SAN FRANCISCO, CALIFORNIA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY AGREEMENT DOCUMENT, AND HEREBY (A) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE OR FEDERAL COURT; AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

SECTION 9.14 Integration. The Agreement Documents contain a final and ----------- complete integration of all prior expressions by the parties hereto with
 respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

SECTION 9.15 Liquidated Damages. The parties agree, in each instance ------------------ where liquidated damages are used in this
Agreement (including, without limitation, in Sections 3.04(b) and
7.02(b)(iii) hereof), that the               ----------------
------------ determination of BofA's actual damages in such instance is likely to be difficult, that the determination to be made pursuant to such contractual provision is intended to be a reasonable approximation of such actual damages undertaken in good faith, and that such a determination, in fact, will constitute a reasonable approximation of such actual damages.

SECTION 9.16 Waiver of Jury Trial. BORROWER AND BOFA EACH HEREBY -------------------- EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY
JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER ANY AGREEMENT DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE DELIVERED IN THE FUTURE IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM OR RELATING TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY AGREEMENT DOCUMENT, AND EACH OF THEM AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, Borrower and BofA have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


STORAGE TECHNOLOGY CORPORATION,
  as Borrower


By   /s/ Mark D. McGregor
  ----------------------------------------------
  Title  Vice President and Treasurer
       -----------------------------------------

2270 South 88th Street
Louisville, Colorado  80028-4308
Facsimile No.:  (303) 673-2837
Attention:  Treasurer




BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION,


By   /s/ Kevin McMahon
  ----------------------------------------------
  Title  Managing Director
       -----------------------------------------

555 California Street, 41st Floor
San Francisco, California 94104
Attention: Kevin McMahon
Facsimile No.: (415) 622-2514

EURODOLLAR OFFICE

Global Payment Operations
Domestic Account Administration,
#5693
1850 Gateway Boulevard, 4th Floor
Concord, California  94520
Attention: Lorine Stafford
Facsimile No.: (510) 603-7249

All Notices pursuant to the Agreement, will be sent to BofA at both of the above addresses except that Notices pursuant to Sections 1.02(b) will not be
sent to the Concord,                             ------- California address
listed above.

Notices Pursuant to Sections 1.02(b), 1.07,
                    ----------------  ----  1.09 and 2.02 will also be sent
to BofA at:                                 ----      ----

1455 Market Street, 5th Floor
San Francisco, California  94103
Attention: Mike Bernal
Facsimile No.: (415) 622-0361

                                  SCHEDULE I
                                  ----------

                                 DEFINITIONS

"Adverse Claim" means any lien, security interest, charge, encumbrance ------------- or right or claim of any Person, but excluding any of the foregoing that arise under any Agreement Document in favor of BofA or any other Indemnified Party.

"Affected Party" means BofA and any Person to whom BofA has assigned an -------------- interest in BofA's rights under the Agreement.

"Affiliate" means, as to any Person, any other Person directly or --------- indirectly controlling, controlled by, or under common control with, such Person.

"Agreement" is defined in the Preamble.
---------                     -------- "Agreement Documents" means this
Agreement, the Collateral Account       ------------------- Agreement, each
Supplement, each Note, each Deficiency Certificate, each Amendment, and all agreements, instruments, certificates, reports and documents executed and delivered or to be executed and delivered under or in connection with any of the foregoing.

"Aggregate Purchase Price" means at any time the aggregate of the ------------------------ Purchase Prices paid by BofA to Borrower in respect of all Notes that as of such date have not been paid in full.

"Allocated Purchase Price Amount" is defined in Section 1.02(b)(i)(C).
-------------------------------                 ---------------------

"Amendment" is defined in Section 1.08(c).
---------                 ---------------

"Applicable Facility Fee Rate" is defined in Section 3.01(b).
----------------------------                 ---------------

"Applicable Margin" is defined in Section 1.05(f).
-----------------                 ---------------

"Bank Credit Agreement" means the Credit Agreement dated as of October --------------------- 23, 1997 among Borrower, Bank of America National Trust and Savings Association, as Agent, Swingline Bank and Letter of Credit Issuing Bank, and the other financial institutions party thereto, as amended and supplemented or otherwise modified from time to time, and any restatement, renewal or replacement thereof.

"Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978 --------------- (11 U.S.C. ' 101, et seq.), as amended from time to time.

"Bankruptcy Event" shall be deemed to have occurred with respect to a ---------------- Person if either:

(a) a case or other proceeding shall be commenced, without the application or consent of such Person, under any law relating to bankruptcy, insolvency, reorganization, dissolution, winding up or composition or adjustment of debts (each, an "Insolvency Law"), and such
            -------------- case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 days; or an order for relief in respect of such Person shall be entered in an involuntary case under an Insolvency Law; or

(b) such Person shall commence a voluntary case or other proceeding under any Insolvency Law, or shall consent to the appointment of or taking possession by a receiver, liquidator or other similar official for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors.

"BofA" is defined in the Preamble.
----                     --------

"BofA Representatives" is defined in Section 9.07(b)(i).
--------------------                 ------------------

"Borrower" is defined in the Preamble.
--------                     --------

"Borrower Information" is defined in Section 9.07(b)(i).
--------------------                 ------------------

"Borrower Matter" is defined in Section 8.02.
---------------                 ------------

"Borrower Party" is defined in Section 8.02.
--------------                 ------------

"Borrower Representatives" is defined in Section 9.07(a)(i).
------------------------                 ------------------

"Business Day" means a day (a) that is not Saturday or Sunday and on ------------ which commercial banks in San Francisco are not authorized or required to be closed for business and (b) that is also a Eurodollar Business Day, if the applicable Business Day is a Purchase Date or relates to the determination of the Eurodollar Rate or any payment on any Maturity Date.

"Cash Equivalent Investments" is defined in Section 2 of the Collateral --------------------------- Account Agreement.

"Change in Control" means the occurrence, after the date of the ----------------- Agreement, of any of the following: (a) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of Borrower (or other securities convertible into such securities) representing 50% or more of the combined voting power of all securities of Borrower entitled to vote in the election of directors; (b) during any period of up to 12 consecutive months, commencing after the Initial Closing Date, individuals who at the beginning of such 12-month period were directors of Borrower ceasing for any reason to constitute a majority of the Board of Directors of Borrower unless the Persons replacing such individuals were nominated by the Board of Directors of Borrower; (c) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement that upon consummation will result in its or their acquisition of, or control over, securities of Borrower (or other securities convertible into such securities) representing 50% or more of the combined voting power of all securities of Borrower entitled to vote in the election of directors;
(d) Borrower shall be a party to any merger or consolidation in which Borrower is not a surviving entity or (e) Borrower shall directly or indirectly transfer, assign, convey or lease, whether in one transaction or in a series of transactions, all or substantially all of its assets, (whether now owned or hereafter acquired) to any other Person or Persons.

"Change in Control Termination Event" is defined in Section 7.02(e)(i).
-----------------------------------                 ------------------

"Collateral Account" is defined in Section 1 of the Collateral Account ------------------ Agreement.

"Collateral Account Agreement" means the Collateral Account Security ---------------------------- Agreement dated as of the date of this Agreement between the Borrower and BofA.

"Compliance Certificate" means a certificate substantially in the form ---------------------- of Exhibit 6.01(g)(vii).
                          --------------------

"Consolidated" and any derivative thereof each means, with reference to ------------ the accounts or financial reports of any Person, the consolidated accounts or financial reports of such Person and each Subsidiary of such Person determined in accordance with GAAP.

"Contract" means an agreement or arrangement between Borrower or any -------- Subsidiary of Borrower and any Person, pursuant to or under which such Person shall be obligated to make payments to Borrower or such Subsidiary from time to time.

"Currency" means any currency which is authorized by the laws of any -------- nation to circulate as a medium of exchange in such nation.

"Debt" of any Person at any date means (a) all obligations, contingent
---- or otherwise, of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the property of such Person or only to a portion thereof), (b) all obligations of such Person evidenced by bonds, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), (d) all obligations of such Person to pay the unpaid purchase price of any property or services, (e) all obligations of such Person as lessee under leases which under generally accepted accounting principles would be capitalized, (f) all Debt secured by an Adverse Claim on any property of such Person, whether or not such Debt is assumed by such Person, (g) all Guaranties by such Person, and (h) all net obligations in respect of Hedge Contracts.

"December Agreement" is defined in Section 4.01(c).
------------------                 ---------------

"Determination Date" is defined in Section 1.02(a)(iii).
------------------                 --------------------

"Determination Date Exchange Rate" in respect of any amount of a foreign -------------------------------- currency and any Determination Date and Maturity Date, means the rate of exchange at which such foreign currency amount could be converted into Dollars for value on such Maturity Date, as determined by BofA in good faith on such Determination Date based on market conditions.

"Dollars" means lawful money of the United States of America.
-------

"Dollar Equivalent" means (A) as to any amount denominated in Dollars, ------------------ such amount, and (B) as to any amount denominated in a foreign currency, the equivalent amount in Dollars as determined by BofA on the basis of the Determination Date Exchange Rate (or, if no Determination Date Exchange Rate was determined by BofA for a particular foreign currency, another exchange rate determined by BofA in good faith for the purchase of Dollars with such foreign currency.

"Dollar Equivalent Principal Amount" means (A) with respect to any Note ---------------------------------- the sum of the Dollar Equivalents of the
unpaid principal amounts of such Note, calculated in the case of foreign currencies at the Determination Date Exchange Rates applicable to such Note, and (B) with respect to the Required Foreign Currency Amounts applicable to any Maturity Date under any Supplement, the sum of the Dollar Equivalents of such Required Foreign Currency Amounts, calculated in the case of foreign currencies at the Determination Date Exchange Rates applicable to such Maturity Date.

"Dollar Equivalent Revenue" means, for any period, the Consolidated ------------------------- Revenue of the Borrower and its Subsidiaries during such period, expressed in Dollars in accordance with GAAP.

"Early Termination" is defined in Section 1.09(a).
-----------------                 ---------------

"Early Termination Date" is defined in Section 1.09(c)(i).
----------------------                 ------------------

"Early Termination Payment" is defined in Section 1.09(c).
-------------------------                 ---------------

"Environmental Law" means any federal, state, local or foreign statute, ----------------- law, rule, regulation, ordinance, code, duly promulgated policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any order, consent decree or judgment, relating to the environment, health, safety or any Hazardous Material.

"ERISA" means the Employee Retirement Income Security Act of 1974, and
 ----- any regulations thereunder.

"ERISA Affiliate" means any Person who for purposes of Title IV of ERISA
 --------------- is a member of Borrower's controlled group, or under common control with Borrower, within the meaning of Section 414 of the Internal Revenue Code.

"ERISA Event" means (i) the occurrence of a reportable event, within ----------- the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA);
(iii) the cessation of operations at a facility in the circumstances described in Section 4068(f) of ERISA; (iv) the withdrawal by Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the failure by Borrower or any ERISA Affiliate to make a payment to a Plan required under Section 302(f)(1) of ERISA; (vi) the adoption of an amendment to a Plan requiring the provision of initial or additional security to such Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Plan.

"Eurodollar Business Day" means a Business Day on which dealings in ----------------------- Dollars are carried on in the London eurodollar interbank market.

"Eurodollar Office" means the office of BofA designated as such on the ----------------- signature page of the Agreement, or such other office or Affiliate of BofA as BofA may from time to time specify to Borrower.

"Eurodollar Rate" means, for any period, a rate of interest per annum
---------------                                             ---------
equal to the rate per annum (rounded upwards to the nearest whole
                  ---------- multiple of 1/16 of 1% per annum, if such
percentage is not a multiple,)                      ---------
determined by BofA, at which deposits in Dollars are offered by the Eurodollar Office in London to prime banks in the London interbank market:

(a) for purposes of calculating the interest rate applicable to any Note pursuant to Section 1.05, two Eurodollar Business Days prior to
            ------------ the applicable Purchase Date for the number of days from such Purchase Date to the Maturity Date of such Note and in an amount equal to the Purchase Price of such Note, as applicable, and

(b) for purposes of calculating the discount on Early Termination Payments pursuant to Section 1.09, on the date on which such payment is
            ------------ made, for a period equal to the number of days until the Maturity Date on which such payment is based, as specified in Section
1.09, in an                                                   ------------
amount as specified in such Section.

"Eurodollar Rate (Reserve Adjusted)" means, for any period, a rate per annum ---------------------------------- (expressed as a decimal, rounded upward to the nearest whole multiple of 1/100 of 1%, if such percentage is not a multiple) equal to the quotient of:

(a)   the applicable Eurodollar Rate; divided by
                                      ----------

(b) a percentage equal to 100% minus the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest whole multiple of 1/100 of 1%, if such percentage is not such a multiple) determined by BofA as applicable on the first Business Day of such period under regulations issued from time to time by the Board of Governors of the Federal Reserve System or any successor.

"Existing Agreement" is defined in the Recitals.
------------------                     --------

"Facility" means BofA's commitment to purchase Notes on each Purchase -------- Date.

"Facility Fee" is defined in Section 3.01(a).
------------                 ---------------

"Facility Limit" means $140,000,000, as such amount may be reduced -------------- pursuant to Section 1.07.
                          ------------

"Federal Funds Rate" means, for any day, the rate set forth in the ------------------ weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15 (519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by BofA of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by BofA.

"Fiscal Quarter" shall mean a fiscal quarter of the Borrower on a -------------- Consolidated basis.

"Foreign Currency" means any currency other than Dollars.
----------------

"GAAP" means generally accepted accounting principles set forth in the ---- opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances.

"Governmental Authority" means the United States of America, any state ---------------------- or other political subdivision thereof and any entity in the United States of America or any applicable foreign jurisdiction that exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Guaranty" means any agreement, undertaking or arrangement by which any -------- Person guarantees, endorses, agrees to purchase or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person.

"Hazardous Material" means (a) any hazardous substance and toxic ------------------ substance as such terms are presently defined or used in '101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. '9601(14)), in 33 U.S.C. '1251 et seq.
(Clean Water Act), or 15                                       -------
U.S.C. ' 2601 et seq.  (Toxic Substances Control Act), (b) any
              ------- additional substances or materials that are now or hereafter hazardous or toxic substances under any applicable laws relating to any real property owned or occupied by Borrower or any of its Subsidiaries, and (c) as of any date of determination, any additional substances or materials that are hereafter incorporated in or added to the definition of "hazardous substance" or "toxic substance" for purposes of any Environmental Law.

"Hedge Contract" means an interest rate swap, cap, floor or collar -------------- agreement, currency exchange agreement or similar transaction entered into by Borrower.

"Indemnified Amounts" is defined in Section 8.01.
-------------------                 ------------

"Indemnified Party" is defined in Section 8.01.
-----------------                 ------------

"Information" is defined in Section 9.07(a)(i).
-----------                 ------------------

"Insolvency Law" is defined in the definition of "Bankruptcy Event".
--------------                                    ----------------

"Internal Revenue Code" means the Internal Revenue Code of 1986.
---------------------

"LIBOR Fixing Date" is defined in Section 1.02(a)(ii).
-----------------                 -------------------

"Material Adverse Effect" means a materially adverse effect on (a) the ----------------------- financial condition, business, assets, operations or prospects of Borrower and its Subsidiaries, taken as a whole; (b) the ability of Borrower to perform its obligations under any Agreement Document; (c) the ability of the Borrower and its Subsidiaries to generate Dollar Equivalent Revenue during each Period to Maturity in an aggregate amount which is at least equal to the aggregate principal amount of and interest on all Notes which are scheduled to be outstanding during such Period to Maturity under all applicable Supplements, or (d) the validity or enforceability of, or collectibility of amounts payable under, or the priority of any security interest granted under, any Agreement Document.




"Material Subsidiary" means any Subsidiary of Borrower that at any time ------------------- either: (a) owns or holds title to 5% or more of the Consolidated assets of Borrower and its Consolidated Subsidiaries, or (b) accounts for 5% or more of the Consolidated revenue of Borrower and its Consolidated Subsidiaries, in each case as determined in accordance with GAAP.

"Maturity Date" is defined in Section 1.02(a)(iv).
-------------                 -------------------

"Multiemployer Plan" means a multiemployer plan, as defined in Section ------------------ 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

"Multiple Employer Plan" means a single employer plan, as defined in ---------------------- Section 4001(a)(15) of ERISA, that (i) is maintained for employees of Borrower of any ERISA Affiliate and at least one Person other than Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which Borrower or an ERISA Affiliate could have liability under
Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

"Net Loss" means, with respect to any Person for any period, negative -------- net income of such Person, as determined by such Person in accordance with GAAP.

"Non-Issuance Damages Amount" is defined in Section 3.04(b).
---------------------------                 ---------------

"Note" is defined in Section 1.01.
----                 ------------

"Notice of Borrowing" means a notice in the form of Exhibit 1.03(b)
-------------------                                 ---------------
which is delivered by the Borrower to BofA.

"Obligations" means all obligations of Borrower to BofA, any assignee of ----------- BofA, any Indemnified Party and their respective successors, permitted transferees and assigns, that arise under or in connection with the Agreement Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

"Operating Loss" means, with respect to any Person for any period, -------------- operating loss of such Person, as determined by such Person in accordance with GAAP.

"PBGC" means the Pension Benefit Guaranty Corporation.
----

"Period to Maturity" is defined in Section 1.05(b).
------------------                 ---------------

"Person" means an individual, partnership, corporation (including a ------ business trust), joint stock company, trust, unincorporated association, limited liability company, joint venture, government or any agency or political subdivision thereof or any other entity.

"Plan" means a Single Employer Plan or a Multiple Employer Plan.
----

"Purchase Date" is defined in Section 1.02(a)(i).
-------------                 ------------------

"Purchase Price" means, with respect to each Note, the aggregate of the -------------- amounts designated as the "Purchase Price" to be paid by BofA on the Purchase Date applicable to such Note as specified in all Supplements.

"Qualifying Investments" is defined in Section 2 of the Collateral ------------------------ Account Agreement.

"Receivables Transfer Agreement" means the Multicurrency Receivables ------------------------------ Transfer Agreement dated as of January 29, 1996, between Borrower and BofA, as from time to time amended and supplemented.

"Reference Rate" means a fluctuating rate of interest per annum as shall
--------------                                        ----------
be in effect from time to time, which rate per annum shall at all times
                                           --------- be equal to the higher
of:

(a) the rate of interest most recently announced from time to time by BofA in San Francisco, California, as its "reference rate", which is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans that may be priced at, above or below such announced rate; and

(b)  0.50% per annum above the latest Federal Funds Rate.
           ---------

"Regulatory Change" means, relative to any Affected Party, (a) any ----------------- change in (or the adoption, implementation, phase-in or commencement of effectiveness of) any (i) United States federal or state law or foreign law applicable to such Affected Party; (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court or Governmental Authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or other
authority having        ------------- jurisdiction over such Affected Party;
or (iii) GAAP or
regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause
(a)(i) or (a)(ii) above; or (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)
                                                             ----------
above.

"Required Credit Quality" is defined in Section 2 of the Collateral ----------------------- Account Agreement.

"Required Foreign Currency Amount" is defined in Section 1.02(b)(i)(A).
--------------------------------                 ---------------------

"Responsible Officer" means, with respect to any certificate, report or ------------------- notice to be delivered or given hereunder, unless the context otherwise requires, the president, chief executive officer, chief financial officer, treasurer or assistant treasurer of any Person.

"Revenue" means, with respect to any Person for any period, revenue of ------- such Person, as determined by such Person in accordance with GAAP.

"Revenue Deficiency Certificate" is defined in Section 2.02(c)(i).
------------------------------                 ------------------

"S&P" means Standard & Poor's Ratings Services.
---

"Scheduled Termination Date" is defined in Section 1.08(a).
--------------------------                 ---------------

"Single Employer Plan" means a single employer plan, as defined in -------------------- Section 4001(a)(15) of ERISA, that (i) is maintained for employees of Borrower or an ERISA Affiliate and no Person other than Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which Borrower or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

"Subsidiary" of a Person means any corporation, association, ---------- partnership, limited liability company, joint venture, trust or other business entity of which more than 50% of the voting stock, membership interests, or other equity interests (in the case of Persons other than corporations), is owed or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

"Supplement" is defined in Section 1.02(b)(i).
----------                 ------------------

"Surviving Entity" is defined in Section 7.02(e)(iii).
----------------                 --------------------

"Taxes" is defined in Section 3.05.
-----                 ------------

"Termination Date" is defined in Section 1.08(a).
----------------                 ---------------

"Termination Event" is defined in Section 7.01.
-----------------                 ------------

"Unmatured Termination Event" means any event which, with the giving of --------------------------- notice or lapse of time, or both, would become a Termination Event.

"Unpaid  Amount" is defined in Section 2.02(b).
--------------                 ---------------

"Withdrawal Liability" has the meaning given to such term under Part I -------------------- of Subtitle E of Title IV of ERISA.

                                 SCHEDULE II


to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement



            PURCHASE DATE                   RELATED DETERMINATION DATE               RELATED MATURITY DATE

               1/30/98                                2/20/98                               2/27/98


               2/27/98                                3/20/98                               3/27/98


                4/3/98                                4/24/98                                5/1/98


                5/1/98                                5/22/98                               5/29/98


               5/29/98                                6/19/98                               6/26/98


                7/2/98                                7/24/98                               7/31/98


               7/31/98                                8/21/98                               8/28/98


               8/28/98                                9/18/98                               9/25/98


               9/30/98                               10/23/98                               10/28/98


               10/28/98                              11/20/98                               11/25/98


               11/25/98                              12/23/98                               12/24/98


                                                                 EXHIBIT 1.01
                                    TO SECOND AMENDED AND RESTATED CONTINGENT
                             MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


                                   FORM OF
                               PROMISSORY NOTE
                                ---------------

                                                                   ,
                                                         ----------  ------

FOR VALUE RECEIVED, the undersigned, STORAGE TECHNOLOGY CORPORATION ("Borrower"), by this promissory note (this "Note"), hereby unconditionally (subject only to the provisions of Section 2.02 of the Agreement described
                                   ------------ below) promises to pay to the
order of Bank of America National Trust and Savings Association ("BofA"), on
             (the "Maturity Date"): (a) Dollar Equivalent Principal Amount of
-------------
the principal Required Foreign Currency Amounts, identified on Schedule I
hereto.  Borrower further promises to pay                   ----------
interest on this Note from the date hereof until paid in full at the rates, and calculated in the manner, provided in the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among Borrower and BofA.

Under certain circumstances set forth in the Agreement, if the Revenues of the Borrower and its Subsidiaries during certain periods are less than the principal and accrued interest hereon, the obligation of the Borrower to pay the principal of and interest on this Note may be deferred or canceled in whole or in part.

This Note is subject in all respects to all terms of the Agreement. Terms defined in the Agreement are used herein with their defined meanings therein, unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of California (without regard to its conflict of laws provisions).

                                               STORAGE TECHNOLOGY CORPORATION


                                         By:
                                            ---------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                  ---------------------------


                                                               Exhibit 1.01-1

                                                                   SCHEDULE I
                                                           TO PROMISSORY NOTE

                      REQUIRED FOREIGN CURRENCY AMOUNTS
                      ----------------------------------


               Japanese Yen
                                   ------------------------
               French Francs
                                   ------------------------
               German Marks
                                   ------------------------
               Italian Lira
                                   ------------------------
               Spanish Pesetas
                                   ------------------------
               UK Pounds Sterling
                                   ------------------------
               Belgian Francs
                                   ------------------------
               Swiss Francs
                                   ------------------------
               Dutch Guilders
                                   ------------------------
               Canadian Dollars
                                   ------------------------
               Australian Dollars
                                   ------------------------
               Swedish Krona
                                   ------------------------
               Norwegian Krone
                                   ------------------------
               Danish Krone
                                   ------------------------
               Finnish Markka
                                   ------------------------
               Austrian Schillings
                                   ------------------------
               Mexican Peso
                                   ------------------------
               Singapore Dollars
                                   ------------------------
               Malaysian Ringgit
                                   ------------------------

[OTHER CURRENCIES, INCLUDING U.S. DOLLARS, AS AGREED BY BORROWER AND BOFA MAY BE ADDED]


                                                               Exhibit 1.01-2

                                                              EXHIBIT 1.02(B)
                                    TO SECOND AMENDED AND RESTATED CONTINGENT
                             MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


                                   FORM OF
                                 SUPPLEMENT
                                  ----------


THIS SUPPLEMENT (this "Supplement"), dated          , 199 , is between
                       ----------          --------      --
STORAGE TECHNOLOGY CORPORATION, as borrower
("Borrower"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as ----------- lender ("BofA").
                     ----

                                  RECITALS

A. Borrower and BofA have entered into the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, supplemented or otherwise modified from time to time and in effect, the "Agreement"),
                                                         ---------
pursuant to which Borrower agrees to issue and sell to BofA, and BofA agrees to purchase from Borrower, promissory notes from time to time.

B. Borrower and BofA wish to designate the Purchase Dates, Determination Dates and Maturity Dates and the Required Foreign Currency Amounts, Allocated Purchase Price Amounts and total Purchase Prices applicable thereto set forth in Annex I.
   -------

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein and in the Agreement contained, the parties hereto agree as follows:

Section 1.  Definitions. Capitalized terms used but not otherwise
            ----------- defined herein shall have the meanings assigned to such terms by the Agreement.

Section 2. Continuing Representations and Warranties. Borrower ----------------------------------------- represents and warrants to BofA that: (a) all of its representations and warranties contained in
Section 5.01 of the Agreement are true and correct on
                  ------------- and as of the date of this Supplement as though made on and as of such date, (b) no event exists that constitutes a Termination Event or an Unmatured Termination Event, and (c) all certifications of Borrower set forth in Section 1.02(c) of the Agreement are
true and correct on the date hereof.    ---------------

Section 3. Purchase Dates, etc. The Purchase Dates, Determination Dates ------------------- and Maturity Dates shown on Annex I are
hereby designated as Purchase                               -------
Dates, Determination Dates and Maturity Dates, respectively, under the Agreement. The Required Foreign Currency Amounts, Allocated Purchase Price Amounts and total Purchase Prices set forth on Annex I shall be applicable to
                                               ------- such Purchase Dates,
Determination Dates and Maturity Dates.


                                                            Exhibit 1.02(b)-1

Section 4. Borrower hereby warrants to BofA that it believes that it and its Subsidiaries taken as a whole will generate Dollar Equivalent Revenue during each Period to Maturity for each Note contemplated by this Supplement, and all other Supplements which are in effect as of the date hereof, which is at least equal to the aggregate of the Dollar Equivalent Principal Amounts of all Notes which are contemplated hereby and by all such Supplements to be outstanding during such Periods to Maturity, and, without limiting the foregoing, the Borrower has no reason to believe that any Unpaid Amount will exist at any time after the date hereof.

IN WITNESS WHEREOF, Borrower and BofA have caused this Supplement to be executed by their respective officers thereunto duly authorized, on the date first above written.


STORAGE TECHNOLOGY CORPORATION


By:
   ---------------------------------
  Name:
       -----------------------------
  Title:
        ----------------------------------



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


By:
   ---------------------------------
  Name:
       -----------------------------
  Title:
        ----------------------------------


                                                            Exhibit 1.02(b)-2

                                                        ANNEX I TO SUPPLEMENT
                                                                       DATED:



Purchase Date:
Determination Date:
Maturity Date:

                                      ALLOCATED US$ PURCHASE PRICE
REQUIRED FOREIGN CURRENCY AMOUNTS     APPLICABLE TO PURCHASE DATE
---------------------------------    ----------------------------

ATS                                         $
AUD                                         $
BEF                                         $
CAD                                         $
CHF                                         $
DEM                                         $
DKK                                         $
ESP                                         $
FIM                                         $
FRF                                         $
GBP                                         $
ITL                                         $
JPY                                         $
MYR                                         $
MXN                                         $
NLG                                         $
NOK                                         $
SGD                                         $
SEK                                         $
                                             ---------------------------
                           TOTAL US$ PURCHASE
                          PRICE APPLICABLE TO
                                PURCHASE DATE:    $


[OTHER CURRENCIES, INCLUDING U.S. DOLLARS, MAY BE ADDED OR SUBSTITUTED BY AMENDMENT, BY AGREEMENT OF THE PARTIES]


                                                            Exhibit 1.02(b)-3

                                                               EXHIBIT 1.03(B)
                                     TO SECOND AMENDED AND RESTATED CONTINGENT
                              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


                                   FORM OF
                             NOTICE OF BORROWING
                             --------------------


Date:
      -------------------------------------



To:  Bank of America National Trust and
     Savings Association
     555 California Street, 41st Floor
     San Francisco, California 94104
     Attention:  Kevin McMahon
     Facsimile No.: (415) 622-2514

Re:  Storage Technology Corporation
     ------------------------------

Ladies and Gentlemen:

The undersigned, Storage Technology Corporation (the "Borrower"), refers to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement dated as of January 15, 1998 (as amended, modified, renewed or extended from time to time, the "Agreement"), between the Borrower and Bank of America National Trust and Savings Association ("BofA"), for full particulars of the matters herein described. All capitalized terms used in this Notice of Borrowing and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The Borrower hereby gives you irrevocable notice, pursuant to Section 1.03(b) of the Agreement, of:
                                   ---------------

(1)  the Purchase Date of the Note is             ,     ;
                                      -----------   ---
(2)  the Maturity Date of the Note is               ,     ;
                                       ------------- -----
(3)  the Purchase Price of the Note to be issued and sold on the above
Purchase Date is $           ;
                  -----------
(4)  the amount to be deposited into the Collateral Account is $            .
                                                                ------------
STORAGE TECHNOLOGY CORPORATION



By:---------------------------------------
      Name:
           -------------------------------
      Title:
         ---------------------------------


                                                            Exhibit 1.03(b)-1

                                                               EXHIBIT 1.08(C)
                                     TO SECOND AMENDED AND RESTATED CONTINGENT
                              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


             FORM OF AMENDMENT TO AMENDED AND RESTATED CONTINGENT
               MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT
               ------------------------------------------------


THIS AMENDMENT (this "Amendment"), dated as of          , 199 , is made
                      ---------                  -------    ---
to the Second Amended and Restated Contingent
Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, modified or supplemented from time to time and in effect, the "Agreement"), between Storage Technology Corporation ("Borrower") and ---------
              -------- Bank of America National Trust and Savings Association ("BofA").
  ---- Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms by the Agreement.

WHEREAS, Borrower and BofA desire to amend and supplement the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE I
                           AMENDMENTS TO AGREEMENT

                       [DELETE/COMPLETE AS APPROPRIATE]

[Section 1.1  Amendment to Definition of "Scheduled Termination Date".
              -------------------------------------------------------
Section 1.08(a) of the Agreement is hereby amended to change the Scheduled
Termination Date set forth therein to             ,     .]
                                       ----------- -----
[SECTION 1.1] [SECTION 1.2] [Amendment to Supplement.  Annex 1 to the
                             -----------------------
Supplement dated                ,        to the Agreement is amended to
                 ---------------  ------
insert in its place Annex 1 hereto.]

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

Section 2.1  Representations and Warranties. Borrower hereby represents
             ------------------------------
and warrants to BofA that:

(a)  Representations and Warranties. The representations and
      ------------------------------ warranties of Borrower contained in the Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, and


                                                            Exhibit 1.08(c)-1

(b) No Termination Event. Both before and after giving effect to -------------------- this Amendment, no event shall exist that constitutes a Termination Event or an Unmatured Termination Event.


                                 ARTICLE III
                                MISCELLANEOUS

Section 3.1 Agreement Document Pursuant to Agreement. This Amendment is ---------------------------------------- an Agreement Document
executed pursuant to the Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Agreement.

Section 3.2 Successors, Transferees and Assigns. This Amendment shall ----------------------------------- be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

Section 3.3 Execution in Counterparts. This Amendment may be executed ------------------------- by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement.

Section 3.4 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE
            ------------- UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

Section 3.5 Reaffirmation of Agreement. As amended and supplemented by
            -------------------------- this Amendment, the Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Agreement in any agreement, instrument or document shall be references to the Agreement as amended and supplemented hereby.

Section 3.6 Headings. The various captions in this Amendment are -------- provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

Section 3.7 Complete Agreement. The Agreement (including this Amendment ------------------ and the Exhibits and Schedules to the
Agreement and this Amendment) and the other Agreement Documents contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

Section 3.8 Severability. Whenever possible, each provision of this ------------ Amendment will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Amendment taken as a whole.


                                                            Exhibit 1.08(c)-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


STORAGE TECHNOLOGY CORPORATION

By:
   ---------------------------
  Name:
       -----------------------
  Title:
        ---------------------------



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


By:
   ---------------------------
  Name:
       -----------------------
  Title:
        ---------------------------


                                                            Exhibit 1.08(c)-3

                                                                    ANNEX 1 TO
                                                                     AMENDMENT
                                          [COMPLETE AND ATTACH AS APPROPRIATE]


ANNEX 1 TO THE SUPPLEMENT DATED                  ,        IS AMENDED TO
                                -----------------  ------
INSERT THE FOLLOWING REVISED ANNEX 1 IN ITS PLACE:

                            [INSERT REVISED ANNEX]


                                                            Exhibit 1.08(c)-4

                                                               EXHIBIT 2.02(C)
                                     TO SECOND AMENDED AND RESTATED CONTINGENT
                              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


                                   FORM OF
                        REVENUE DEFICIENCY CERTIFICATE
                        ------------------------------

                                         , 199
                                 -------      --

Bank of America National Trust
   and Savings Association

Attention:  Kevin McMahon

Re: Revenue Deficiency Certificate
    ------------------------------

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, supplemented or otherwise modified from time to time and in effect, the "Agreement"), between you ("BofA") and
                                      ---------                  ----
Storage Technology Corporation ("Borrower"). Capitalized terms used but
                                 -------- not otherwise defined herein shall
have the meanings assigned to such terms by the Agreement.

The undersigned is the [chief financial officer] [treasurer] [assistant treasurer] [Delete as appropriate] of Borrower. Pursuant to Section 2.02(c)(i) of the Agreement, the undersigned certifies to BofA that (A) the Dollar Equivalent Revenues of the Borrower and its Subsidiaries generated during the Period to Maturity ending on the Maturity Date which fell on ----, is less than the Dollar Equivalent Principal Amount of all Notes, plus accrued interest thereon, maturing on such Maturity Date, and (B) $
will represent the true and                                        ---------
correct Unpaid Amount, as calculated pursuant to Section 2.02(b) of the
                                                 --------------- Agreement.


STORAGE TECHNOLOGY CORPORATION


By:
   ---------------------------
  Name:
       -----------------------
  Title:
        ---------------------------


                                                            Exhibit 2.02(c)-1

                                                               EXHIBIT 4.02(D)
                                     TO SECOND AMENDED AND RESTATED CONTINGENT
                              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


                FORM OF OFFICER'S CERTIFICATE ON PURCHASE DATE
                ----------------------------------------------


                                        ,
                                 -------  -----


Bank of America National Trust
   and Savings Association
555 California Street, 41st Floor
San Francisco, California 94104

Attention: Kevin McMahon

Ladies and Gentlemen:

Reference is hereby made to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, supplemented or otherwise modified from time to time and in effect, the "Agreement"), between you ("BofA") and
                                      ---------                  ----
the undersigned ("Borrower"). Capitalized terms used but not otherwise
                  -------- defined herein shall have the meanings assigned to such terms by the Agreement.

The undersigned is the [chief financial officer] [treasurer] [assistant treasurer] of Borrower.

To induce you to purchase each Note or Notes on                 , (the
"Purchase Date"), and provide the Purchase Price therefor, on the Purchase ------------- Date, the undersigned hereby certifies to you that:

(a)  the representations and warranties contained in Section 5.01
                                                     ------------
of the Agreement are correct on and as of the date hereof as though made on and as of such day,

(b) no Termination Event or Unmatured Termination Event exists or will result from such purchase of a Note,

(c) after giving effect to such purchase of such Note or Notes, the Aggregate Purchase Price will not exceed the Facility Limit, and


                                                            Exhibit 4.02(d)-1

(d)  the Termination Date has not occurred.


STORAGE TECHNOLOGY CORPORATION


By:
   ---------------------------
  Name:
       -----------------------
  Title:
        ---------------------------


                                                            Exhibit 4.02(d)-2

                                                               EXHIBIT 5.01(D)
                                     TO SECOND AMENDED AND RESTATED CONTINGENT
                              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


                            SCHEDULE OF LITIGATION
                            ----------------------

         [UPDATED SCHEDULE OF LITIGATION TO BE PROVIDED BY BORROWER.]

                                                          EXHIBIT 6.01(G)(VII)
                                     TO SECOND AMENDED AND RESTATED CONTINGENT
                              MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


                                   FORM OF
                            COMPLIANCE CERTIFICATE
                            ----------------------

To:  Bank of America National Trust and
     Savings Association
     1455 Market Street, 12th Flr.
     San Francisco, CA  94103
     Attn:  Kevin McMahon

Re:  Storage Technology Corporation
     ------------------------------

Ladies and Gentlemen:

This Compliance Certificate is made and delivered pursuant to Section 6.01(g)(vii) of the Second Amended and Restated Contingent
------------- Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as amended, modified, supplemented, renewed or extended from time to time, the "Agreement"), between Storage Technology Corporation and Bank of America National Trust and Savings Association, and reference is made thereto for full particulars of the matters described herein. All capitalized terms used in this Compliance Certificate and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. This Compliance Certificate relates to the Fiscal Quarter
ending             ,      .
         ----------  -----

Borrower hereby certifies that the information set forth on Annex I
                                                            -------
hereto (and on any additional schedules hereto setting forth further supporting detail) is true, accurate and complete as of the end of such accounting period.

Borrower further certifies that as of the date hereof no Termination Event or Unmatured Termination Event exists, except as may be set forth in a separate attachment hereto describing in detail the nature of each condition or event constituting an exception to the foregoing statements, the period during which it has existed and the action which Borrower is taking or proposes to take with respect to each such condition or event.


                                                       Exhibit 6.01(g)(v11)-1

IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate
this     day of               ,     .
     ----        ------------  -----

STORAGE TECHNOLOGY CORPORATION


-----------------------------
 Name:
 Title:


                                                       Exhibit 6.01(g)(v11)-2

                                                                    ANNEX I TO
                                                        COMPLIANCE CERTIFICATE


1.  Consolidated Net Income and Consolidated Operating Income    Actual            Required/Permitted
     ---------------------------------------------------------   ------            -------------------
(A)  Consolidated Net Income/(Loss)                              $                 No (i) Consolidated Net Loss or Consolidated
                                                                   ---------       Operating Loss of the Borrower and its
(B)  Consolidated Operating Income/(Loss)                        $                 Subsidiaries to occur for each of any two
                                                                   ---------       consecutive Fiscal Quarters (calculated as of
                                                                                   the last day of each such Fiscal Quarter); or
                                                                                   (iii) Consolidated Net Loss or Consolidated
                                                                                   Operating Loss of the Borrower and its
                                                                                   Subsidiaries for any Fiscal Quarter greater
                                                                                   than $25,000,000.















Note:     Provided that there shall be excluded from Consolidated Net Loss and Consolidated Operating Loss for any Fiscal Quarter the amount of costs and expenses in respect of mergers and acquisitions consummated in such quarter and recognized in accordance with GAAP.



                                                       Exhibit 6.01(g)(vii)-3